PRUDENTIAL INTERNATIONAL VALUE FUND
A SERIES OF PRUDENTIAL WORLD FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 18, 2014

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the “Proposal”) whereby all of the assets of Prudential International Value Fund (“Value Fund) would be acquired by Prudential International Equity Fund (“Equity Fund,” and together with Value Fund, the “Funds”) and the Equity Fund would assume all of the liabilities of the Value Fund (the “Reorganization”). Each Fund is a series of Prudential World Fund, Inc., a Maryland corporation (“World Fund”). The shareholders’ meeting (the “Meeting”) is scheduled for Wednesday, December 10, 2014 at 10:30 a.m. Eastern time.

The Board of Directors of Value Fund has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of Value Fund for their consideration. Although the Directors have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with an investment objective and investment policies similar to those of Value Fund, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined proxy statement and prospectus includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•                  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•                  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com . Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•                  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Equity Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6929 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

PRUDENTIAL INTERNATIONAL VALUE FUND
A SERIES OF PRUDENTIAL WORLD FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Prudential International Value Fund (“Value Fund”), a series of Prudential World Fund, Inc., a Maryland corporation (the “World Fund” or the “Company”), will be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Wednesday, December 10, 2014, at 10:30 a.m. Eastern time.

The purpose of the Meeting is as follows:

1.              To approve a Plan of Reorganization of the Company (the “Plan”) on behalf of Value Fund and Prudential International Equity Fund (“Equity Fund”). As described in more detail below, the Plan provides for the transfer of all of Value Fund’s assets to Equity Fund in exchange for the Equity Fund’s assumption of all of Value Fund’s liabilities and Value Fund’s dissolution (the “Reorganization”).  In connection with this proposed transfer and dissolution, each whole and fractional share of each class of Value Fund will be exchanged for whole and fractional shares of equal dollar value of the same class of Equity Fund and outstanding shares of Value Fund will be cancelled. The Board of Directors of World Fund (the “Board”), on behalf of Value Fund, unanimously recommends that you vote in favor of the proposal.

2.              To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board has fixed the close of business on September 15, 2014 as the record date for the determination of the shareholders of Value Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

A copy of the Plan is included in Exhibit A to the Prospectus/Proxy Statement attached to this Notice.

Deborah A. Docs

Secretary

Dated: September 18, 2014

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. A COPY OF THIS COMBINED PROSPECTUS AND PROXY STATEMENT IS AVAILABLE AT THE FUND’S WEBSITE AT WWW.PRUDENTIALFUNDS.COM/FUNDCHANGES.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee

C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

PROSPECTUS/PROXY STATEMENT

PROXY STATEMENT

for

PRUDENTIAL INTERNATIONAL VALUE FUND, A SERIES OF PRUDENTIAL WORLD FUND, INC.

and

PROSPECTUS

for

PRUDENTIAL INTERNATIONAL EQUITY FUND, A SERIES OF PRUDENTIAL WORLD FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

Dated September 18, 2014

Reorganization of Prudential International Value Fund

into Prudential International Equity Fund

This combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) is being furnished to the shareholders of Prudential International Value Fund (“Value Fund”), a series of Prudential World Fund, Inc., a Maryland corporation (“World Fund”), in connection with the solicitation of proxies by the Board of Directors of World Fund (the “Board” or the “Directors”) for use at a special meeting of shareholders of Value Fund and at any adjournments or postponements thereof (the “Meeting”).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on Wednesday, December 10, 2014 at 10:30 a.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about October 1, 2014.

The purpose of the Meeting is for shareholders of Value Fund to vote on a Plan of Reorganization (the “Plan”) under which Value Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, Prudential International Equity Fund (“Equity Fund,” and together with Value Fund, the “Funds”), also a series of World Fund, in exchange for shares of Equity Fund, which will be distributed to shareholders of Value Fund, and the subsequent cancellation of shares of Value Fund and its liquidation and dissolution (the “Reorganization”).

If the shareholders of Value Fund approve the Plan, they will become shareholders of Equity Fund.

The investment objectives of the Funds are similar. The investment objective of Value Fund is to seek long-term growth of capital through investment in equity securities of foreign issuers, while the investment objective of Equity Fund is to seek long-term growth of capital. The investment policies of the Funds are also similar. Value Fund invests, under normal circumstances, at least 65% of its total assets in common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. Equity Fund seeks to achieve its objective by investing in equity and equity-related securities of foreign (non-U.S. based) companies of all sizes, and under normal conditions invests at least 80% of investable assets in common stock and preferred stock of foreign companies.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of Equity Fund that you should know about before voting. You should retain it for future reference. Additional information about Equity Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

• The Prospectus for Equity Fund, dated December 27, 2013, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

• The Statement of Additional Information (“SAI”) for Equity Fund, dated December 27, 2013, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

• An SAI, dated September 18, 2014, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

• An Annual Report to Shareholders for Equity Fund for the fiscal year ended October 31, 2013, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

• A Semi-Annual Report to Shareholders for Equity Fund for the fiscal period ended April 30, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to Equity Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for Value Fund (attached as Exhibit A ), the Prospectus for Equity Fund ( Exhibit B to this Prospectus/Proxy Statement, which is enclosed), Equity Fund’s Annual Report to shareholders for its fiscal year ended October 31, 2013 ( Exhibit C to this Prospectus/Proxy Statement, which is enclosed), Equity Fund’s Semi-Annual Report to shareholders for the period ended April 30, 2014 (Exhibit D to this Prospectus/Proxy Statement, which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining Value Fund and Equity Fund into a single mutual fund. The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the Code). It is expected that the shareholders of Value Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares of Value Fund solely for shares of Equity Fund, as described in this Prospectus/Proxy Statement and the Plan.

Value Fund and Equity Fund are each a series of Prudential World Fund, Inc., an open-end investment company that is organized as a Maryland corporation.

If the shareholders of Value Fund vote to approve the Plan, the assets of Value Fund will be transferred to, and all of the liabilities of Value Fund will be assumed by, Equity Fund in exchange for an equal dollar value of shares of the Equity Fund. Shareholders of Value Fund will have their shares exchanged for shares of Equity Fund of equal dollar value based upon the value of the shares at the time Value Fund’s assets are transferred to Equity Fund. After the transfer of assets and exchange of shares has been completed, Value Fund will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of Value Fund and will become a shareholder of Equity Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board has determined that the proposed Reorganization of Value Fund is in the best interests of each of Value Fund and Equity Fund, and has also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Reorganization.

The Board, on behalf of Value Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of Value Fund at the close of business on September 15, 2014 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of Value Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of the total number of shares of capital stock of the Value Fund outstanding and entitled to vote thereon.

Giving effect to the 1940 Act, this means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the Value Fund represented at the meeting at which more than 50% of the outstanding voting shares of Value Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of the Value Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for Equity Fund, you should read the Prospectus (enclosed as Exhibit B ) for Equity Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in Equity Fund’s SAI.

The investment objectives of the Funds are similar. The investment objective of Value Fund is to seek long-term growth of capital through investment in equity securities of foreign issuers. The investment objective of Equity Fund is to seek long-term growth of capital. The investment policies of the Funds are also similar. Value Fund invests, under normal circumstances, at least 65% of its total assets in common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. Equity Fund seeks to achieve its objective by investing in equity and equity-related securities of foreign (non-U.S. based) companies of all sizes, and under normal conditions invests at least 80% of investable assets in common stock and preferred stock of foreign companies.

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser(s). The investment policies and strategies of each Fund are similar, as is further discussed below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

Value Fund

Principal Investment Strategies. The subadvisers to Value Fund look for investments that they think will increase in value over a period of years. To achieve its objective, Value Fund invests primarily in the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. Under normal circumstances, Value Fund invests at least 65% of its total assets in common stock and preferred stock of foreign companies in at least three different countries, without limit as to the amount of Value Fund assets that may be invested in any single country. Value Fund may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not in the U.S.

Value Fund’s assets are managed by two subadvisers. Each subadviser uses a value investment style when deciding which securities to buy for Value Fund. That is, each subadviser invests in stocks that it believes are undervalued, given the issuer’s financial and business outlook. When a security is no longer undervalued, or the subadviser believes it cannot maintain its current price, the subadviser considers selling that security.

Principal Risks of Investing in Value Fund. All investments have risks to some degree. Please remember that an investment in Value Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Market Capitalization Risk. Value Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, Value Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing Value Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not Value Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of Value Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Risk of Increase in Expenses. Your actual cost of investing in Value Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Value Fund expense ratios are more likely to increase when markets are volatile.

Equity Securities Risk. The price of a particular stock Value Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which Value Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market Risk. The securities markets are volatile and the market prices of Value Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by Value Fund fall, the value of your investment in Value Fund will decline.

Foreign Securities Risk. Value Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which Value Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of Value Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.  Investments in foreign securities may be subject to non-U.S. withholding and other taxes.

Value Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Value Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Currency Risk. Value Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Value Style Risk. Since Value Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Geographic Concentration Risk. Value Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which Value Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Management Risk. The value of your investment may decrease if judgments by the subadvisers about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Equity Fund

Principal Investment Strategies. The subadviser to Equity Fund looks for investments that it thinks will increase in value over time. Equity Fund seeks to achieve its objective through investment in equity and equity-related securities of foreign (non-U.S. based) companies. Under normal circumstances, Equity Fund invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. Equity Fund will provide 60 days’ prior written notice to shareholders of a change in this non-fundamental policy. Equity Fund may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not in the U.S. Equity Fund invests in securities of the issuers of any market capitalization size.

Equity Fund’s portfolio includes both growth and value stocks and seeks to outperform the general international equity market. Under Equity Fund’s core equity style of investing, selection of securities for Equity Fund’s portfolio will utilize a combination of active stock selection and risk management based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk. Equity Fund may invest a large portion of its assets in a single country or region.

Principal Risks of Investing in Equity Fund. All investments have risks to some degree. Please remember that an investment in Equity Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Emerging Markets Risk. The risks of non-U.S. investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not Equity Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of Equity Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Risk of Increase in Expenses. Your actual cost of investing in Equity Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which Equity Fund invests could go down. Equity Fund’s holdings can vary significantly from broad market indexes and the performance of Equity Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Equity Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. To the extent Equity Fund does invest in such companies, Equity Fund is not likely to receive significant dividend income on its portfolio securities.

Foreign Securities Risk. Equity Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which Equity Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of Equity Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.  Investments in foreign securities may be subject to non-U.S. withholding and other taxes.

Equity Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Equity Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Currency Risk. Equity Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Core Style Risk. The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause Equity Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Geographic Concentration Risk. Equity Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which Equity Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Illiquid Securities Risk. Equity Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Equity Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, Equity Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect Equity Fund’s value or prevent Equity Fund from being able to take advantage of other investment opportunities.

Market Capitalization Risk. Equity Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, Equity Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing Equity Fund to underperform compared to investments that focus on smaller capitalized companies.

Comparison of Other Policies

Diversification

Both Funds are “diversified” investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of the value of each Fund’s total assets, the Fund may not purchase a security of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of total assets of the Fund will be invested in the securities of a single issuer or more than 10% of any single issuer’s outstanding voting securities would be held by the Fund.

Foreign Securities

Both Funds may invest in foreign securities.   Value Fund seeks to achieve its investment objective through investment in equity securities of foreign issuers, and under normal conditions invests at least 65% of its total assets in common stock and preferred stock foreign companies in at least three different countries, without limit as to the amount of Fund assets that may be invested in any single country.  Value Fund may invest up to 100% of its total assets in U.S. equities on a temporary basis.  Equity Fund seeks to achieve its objective through investment in equity and equity-related securities of foreign companies, and under normal conditions invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies.  Equity Fund may invest up to 100% of its investable assets in foreign securities and/or equity and equity-related securities, and invests in securities of the issuers of any market capitalization size.  The principal types of equity and equity-related securities in which Equity Fund invests are common stock and preferred stock.  In addition to common stock and preferred stock, Equity Fund may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock, and master limited partnerships.  Equity Fund may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and Indian Depositary Receipts (IDRs).  Equity Fund considers ADRs, GDRs, and IDRs to be equity-related securities but does not consider ADRs and other similar receipts or shares traded in the U.S. markets in which the Equity Fund may invest to be foreign securities.  Equity Fund may invest up to 40% of its investable assets in emerging market securities.  Both Funds may invest anywhere in the world, including North America, Western Europe, the United Kingdom, and the Pacfic Basin, but generally not in the U.S.

Securities Denominated in Foreign Currencies

Both Funds may invest in securities denominated in foreign currencies and may therefore need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract.

Fixed-Income Securities

Both Funds may invest in fixed-income securities.  Value Fund may invest up to 35% of its total assets in investment-grade bonds and up to 5% of its total assets in high yield “junk” bonds.  Equity Fund may invest up to 20% of its investable assets in investment-grade bonds.  Fixed-income securities include bonds and notes.  Notes are typically issued with two-, three-, five- or ten-year terms to maturity, whereas bonds are longer-term investments issued with terms to maturity of 10 years or more.  Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating services (such as Baa or BBB or better by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Services, respectively).  High yield debt obligations or “junk bonds” are, at the time of investment, rated below investment grade by a nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s subadviser.  Junk bonds tend to offer higher yields, but also offer greater credit risks than higher-rated securities.

Money Market Instruments

Both Funds may invest in money market instruments, which include commercial paper of U.S. or foreign companies, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of foreign and U.S. banks, and obligations issued by the U.S. government or its agencies. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Rule 144A Securities

Each of the Funds may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (1933 Act). The Board of World Fund, on behalf of Value Fund and Equity Fund, has adopted guidelines and delegated to Prudential Investments LLC (PI), the investment manager for each Fund, the daily function of determining and monitoring liquidity of such restricted securities.

Exchange-Traded Funds (“ETFs”)

Equity Fund may invest in ETFs. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index.

Real Estate Investment Trusts (“REITs”)

Value Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Repurchase Agreements

The Funds may use repurchase agreements, where a party agrees to sell a security to a fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for that fund, and is, in effect, a loan by the fund. Repurchase agreements are income producing investments.  Value Fund uses repurchase agreements for cash management purposes only.

Warrants and Rights

The Funds may invest in warrants and rights. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make either Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock.

Derivative Instruments

Each Fund may utilize various derivative instruments. Generally, with derivatives, the subadviser is trying to predict whether the underlying investment—a security, market index, currency, interest rate or some other asset, rate or index—will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund’s overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps.  Because both Funds are global funds and invest in securities denominated in foreign currencies, the Funds may use currency derivative positions.  Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. When using certain derivative strategies, each Fund may need to segregate cash or other liquid securities. Each Fund’s investments in derivative instruments is limited to a maximum of 25% of each Fund’s net assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Borrowing & Loans

The Funds may borrow money from banks. Each Fund may borrow up to 33 1/3% of the value of its total assets. Each Fund’s borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund’s shares and in the yield on the Fund. Each Fund may make loans, including loans of portfolio securities of that Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities if the outstanding loans by a Fund do not exceed 33 1/3% of the value of the lending Fund’s assets and the loans are callable at any time by the Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. “Net assets” refers to a Fund’s assets minus its liabilities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. U.S. Government Securities include (to the extent consistent with the 1940 Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Except as noted, each Fund has adopted fundamental investment restrictions, whereby it shall not: .

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. The Funds may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

3. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except (i) for temporary defensive purposes, and (ii) for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

For the purposes of Investment Restriction 1, the 1940 Act Laws, Interpretations and Exemptions permit the Funds to borrow or pledge up to 33 1/3% of the value of its total assets.

The Funds may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with each Fund’s investment objective.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of each Fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund’s asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

For purposes of Investment Restriction 2, the Funds will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Although not fundamental, the Funds have the following investment restrictions.

Each Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC.

The Funds may not make investments for the purpose of exercising control or management.

In addition, notwithstanding anything to the contrary, Equity Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the Prudential Asset Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Organizational Structure of the Funds

Description Of Shares And Organization.

Value Fund and Equity Fund are separate series of World Fund.  World Fund is authorized to issue 4.2 billion shares of common stock, $0.01 per share, which are currently divided into seven portfolios or series, including Value Fund and Equity Fund.  Each series of World Fund includes more than one class of shares.  Each class of shares represents an interest in the same assets of each Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

The charter provides that nothing in it shall be construed to protect any Board Member or officer of the World Fund against liability to the World Fund or its shareholders that may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  Under its Bylaws, World Fund shall indemnify its present and former directors and officers to the fullest extent permitted or required by Maryland law, and World Fund may indemnify its employees and agents to the extent authorized by the Board, the charter, or the Bylaws and permitted by law.

Pursuant to the charter, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by the World Fund for shares of any additional series, and all assets in which such consideration is invested, belongs to that series (subject only to the rights of creditors of that series) and is subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Board has no intention of authorizing additional series at the present time.

The Board has the power to alter the number and the terms of office of the Board, provided that always at least a majority of the Board Members have been elected by the shareholders of the World Fund. The voting rights of shareholders are not cumulative, so that holders of a plurality of the shares voting can, assuming a quorum, elect all Board members being elected, while the holders of the remaining the holders of shares are unable to elect any Board Members.

Shareholder Meetings

Place of Meeting. World Fund may hold shareholder meetings at any place set by the Board or the Board may determine that the meeting not be held at any place but instead be held by means of remote communication unless a shareholder requests the the Board provide a place for the shareholder meeting.

Record Date. The Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. World Fund is not required to hold annual meetings of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Quorum. In general, the presence, in person or by proxy, of shares entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum.

Adjournments. Whether or not a quorum is present, a meeting of shareholders may, without further notice, be adjourned from time to time to a date not more than 120 days after the original record date for the meeting.

Amendments to Charter

Amendments to World Fund’s charter generally require the approval of World Fund’s Board and at least a majority of the votes entitled to be cast by shareholders. However, the Board may amend the charter to change the name of World Fund, or change the designation or par value of shares, without shareholder approval. Under Maryland law, World Fund’s Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

World Fund’s By-Laws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or by the affirmative vote of not less than two-thirds of the Board.

Board of Directors

Number of Members. World Fund may change the number of Directors to any number from three to 20, inclusive.

Removal of Board Members. World Fund’s shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies. A vacancy on World Fund’s Board may be filled by a majority of the remaining members of the Board, even if the remaining directors do not constitute a quorum.

Limitation on Liability of Directors and Officers. Maryland law provides that the charter of a Maryland corporation may limit the liability of its directors and officers to the corporation or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The World Fund charter does not include such a provision, but it could be amended to include one.

Indemnification of Directors, Officers, Employees and Agents. World Fund’s Bylaws provide for indemnification of directors and officers to the fullest extent required or permitted by law.  The Bylaws also permit World Fund to indemnify employees and agents to the extent authorized by World Fund’s Board, charter, or Bylaws and as permitted by law.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Liability of Shareholders

Under Maryland law, World Fund shareholders generally have no personal liability for the debts or obligations of World Fund as a result of their status as shareholders.

Termination and Dissolution

Any vote of shareholders authorizing dissolution of World Fund requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, World Fund may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Under investment management agreements with World Fund on behalf of the Funds (each a Management Agreement and together, the Management Agreements), Prudential Investments LLC (PI), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, manages each Fund’s investment operations and administers their business affairs and is responsible for supervising LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) as the subadvisers for Value Fund (together, the Value Fund Subadvisers) and Quantitative Management Associates LLC (QMA) as the subadviser for Equity Fund. Pursuant to the Management Agreements, PI is responsible for conducting the initial review of prospective investment subadvisers for each Fund, subject to the Board’s supervision. In evaluating a prospective investment subadviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. (Prudential). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

Subadvisers and Portfolio Managers

Value Fund

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of October 31, 2013, LSV had approximately $79.9 billion in assets under management. LSV’s address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

The LSV segment of the Fund is co-managed by Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, and Guy Lakonishok, CFA.

Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has 36 years of investment and research experience.

Menno Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has 22 years of investment experience.

Puneet Mansharamani has served as a Senior Quantitative Analyst of LSV since 2000, and a Portfolio Manager and Partner since 2006. He has 15 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012, and a Portfolio Manager since 2014.  He has more than 8 years of investment experience.

Guy Lakonishok has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013, and a Portfolio Manager since 2014.  He has more than 13 years of investment experience.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of October 31, 2013, Thornburg had approximately $93.8 billion in assets under management. Thornburg’s address is 2300 North Ridgetop Road, Santa Fe, NM 87506.

Thornburg Managing Director Wendy Trevisani and Portfolio Manager Charles Wilson are the portfolio managers for the strategy. Ms. Trevisani has announced her intent to resign from Thornburg on or about March 1, 2015.

Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Mr . Wilson joined Thornburg in 2012 as associate portfolio manager and was named portfolio manager in 2014. Prior to joining Thornburg, Mr. Wilson served as co-portfolio manager for Marsico Capital Management in Denver, Colorado. Mr. Wilson earned a BS in geology from the University of Arizona in Tucson and a PhD in geo-physics from the University of Colorado in Boulder.

Equity Fund

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and asset allocation portfolios for institutional and retail clients. As of June 30, 2014, QMA managed approximately $114 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA’s portfolio management team with primary responsibility for Fund management are listed below.

Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. Jacob was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, Jacob held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve. He earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics, and a PhD in Applied Statistics from the University of California.

John Van Belle, PhD, is a Managing Director for QMA, where he manages QMA’s global and non-US portfolios. John has also been a Vice President in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department of the Federal Reserve Bank of New York. He has taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management and has published numerous articles in the fields of Economics and Finance. John earned a BS in Economics from St. Joseph’s College and holds a PhD in Economics from the University of Virginia.

Wen Jin, PhD, CFA, is a Principal and Portfolio Manager for QMA, working with the Non-US Core Equity team. His responsibilities include portfolio management, analysis and research. Prior to joining QMA, he was a Portfolio Manager and Director of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Prior to that, Wen was a Quantitative Strategist in the options trading group at Citadel Investment Group. He earned a BS in Physics from University of Sciences and Technology of China, an MA and PhD in Physics from Columbia University and holds the Chartered Financial Analyst (CFA) designation.

Ping Wang, PhD, is a Managing Director and Portfolio Manager for QMA, working with the Non-US Core Equity team. His responsibilities include portfolio management, analysis and research. Most recently, Ping worked at TIAA-CREF Asset Management, where he performed extensive research in portfolio construction and stock selection in international equity, and also served as portfolio manager on a variety of innovative international products. Previously, he was a Senior Quantitative Analyst at Allstate Investments, where he was responsible for designing and implementing credit analysis for a credit derivatives strategy. Earlier in his career, Ping held positions at Fusion Technology Institute and National Laboratories. He earned a BS in Physics from Beijing Normal University, a MS in Atomic and Molecular Physics from University of Science and Technology of China, and a PhD in Physics from the University of Wisconsin-Madison.

Investment Management Agreements and Fees

The Management Agreements for Value Fund and Equity Fund each provide that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past three fiscal years, are set forth below.

Value Fund

Management Fee Rate: 1.00% to $300 million; 0.95% on next $700 million; 0.90% on $1 billion and above.

Fees Paid to PI:

Fiscal year ended October 31, 2013	$1,002,438
Fiscal year ended October 31, 2012	$949,215
Fiscal year ended October 31, 2011	$1,330,603

Equity Fund

Management Fee Rate: 0.85% to $300 million; 0.75% on next $1.2 billion; 0.70% over $1.5 billion.

Fees Paid to PI:

Fiscal year ended October 31, 2013	$2,603,835
Fiscal year ended October 31, 2012	$2,411,834
Fiscal year ended October 31, 2011	$2,884,387

If the Reorganization is approved, shareholders of Value Fund may experience decreased management fees.

Distribution Plan

Prudential Investment Management Services LLC (PIMS) serves as the principal underwriter and distributor for both Funds. World Fund has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Fund’s average daily net assets attributable to Class A shares
Class B	1.00% of the Fund’s average daily net assets attributable to Class B shares
Class C	1.00% of the Fund’s average daily net assets attributable to Class C shares
Class Z	None

• PIMS has contractually agreed until February 28, 2015 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares of Value Fund. This waiver may not be terminated by the distributor prior to February 28, 2015 without the approval of the Value Fund’s Board of Directors.

• Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

The share value of a mutual fund—known as the net asset value or NAV —is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100). The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Fund’s Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund’s NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Fund’s daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Fund use a service provided by a pricing vendor to fair value Foreign Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of Foreign Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term debt  securities with remaining maturities of more than 60 days for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as Proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

Generally, we will value the Fund’s futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board of each Fund has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Each Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC). Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class Z shares are sold at NAV without an initial sales charge and are not subject to a CDSC.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of World Fund, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days’ notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market—also known as “market timing”—may make it very difficult to manage a Fund’s investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund’s procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Equity Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in Equity Fund after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Equity Fund after the Reorganization are based on expenses of the Fund during the fiscal year ended October 31, 2013.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses.

Shareholder Fees and Operating Expenses
Class A Shares (for the fiscal year ended October 31, 2013)

Shareholder Fees (fees paid directly from your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1%	1%	1%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	1.00%	0.85%	0.82%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.54%	0.44%	0.41%

= Total annual fund operating expenses	1.84%	1.59%	1.53%
– Fee waiver and/or expense reimbursement	(0.05)%	0.00%	0.00%

= Net annual fund operating expenses (including Certain Expenses)	1.79%	1.59%	1.53%

Class B Shares (for the fiscal year ended October 31, 2013)
Shareholder Fees (fees paid directly from your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	5%	5%	5%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	1.00%	0.85%	0.82%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.54%	0.44%	0.41%

= Total annual fund operating expenses	2.54%	2.29%	2.23%
– Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%

= Net annual fund operating expenses (including Certain Expenses)	2.54%	2.29%	2.23%

Class C Shares (for the fiscal year ended October 31, 2013)
Shareholder Fees (fees paid directly from your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	1%	1%	1%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	1.00%	0.85%	0.82%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.54%	0.44%	0.41%

= Total annual fund operating expenses	2.54%	2.29%	2.23%
– Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%

= Net annual fund operating expenses (including Certain Expenses)	2.54%	2.29%	2.23%

Class Z Shares (for the fiscal year ended October 31, 2013)

Shareholder Fees (fees paid directly from your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Value Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	1.00%	0.85%	0.82%
+ Distribution (12b-1) Fees	0.00%	0.00%	0.00%
+ Other Expenses	0.54%	0.44%	0.41%

= Total annual fund operating expenses	1.54%	1.29%	1.23%
– Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%

= Net annual fund operating expenses (including Certain Expenses)	1.54%	1.29%	1.23%

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Equity Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$722	$1,092	$1,486	$2,586
Equity Fund	$703	$1,024	$1,368	$2,335
Pro Forma Equity Fund After Reorganization	$697	$1,007	$1,338	$2,273

Class B Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$757	$1,091	$1,450	$2,624
Equity Fund	$732	$1,015	$1,325	$2,368
Pro Forma Equity Fund After Reorganization	$726	$997	$1,295	$2,306

Class C Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$357	$791	$1,350	$2,875
Equity Fund	$332	$715	$1,225	$2,626
Pro Forma Equity Fund After Reorganization	$326	$697	$1,195	$2,565

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$157	$486	$839	$1,834
Equity Fund	$131	$409	$708	$1,556
Pro Forma Equity Fund After Reorganization	$125	$390	$676	$1,489

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$722	$1,092	$1,486	$2,586
Equity Fund	$703	$1,024	$1,368	$2,335
Pro Forma Equity Fund After Reorganization	$697	$1,007	$1,338	$2,273

Class B Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$257	$791	$1,350	$2,624
Equity Fund	$232	$715	$1,225	$2,368
Pro Forma Equity Fund After Reorganization	$226	$697	$1,195	$2,306

Class C Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$257	$791	$1,350	$2,875
Equity Fund	$232	$715	$1,225	$2,626
Pro Forma Equity Fund After Reorganization	$226	$697	$1,195	$2,565

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Value Fund	$157	$486	$839	$1,834
Equity Fund	$131	$409	$708	$1,556
Pro Forma Equity Fund After Reorganization	$125	$390	$676	$1,489

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the Equity Fund’s most recent fiscal year, the Equity Fund’s portfolio turnover rate was 114% of the average value of its portfolio.  During the Value Fund’s most recent fiscal year, the Value Fund’s portfolio turnover rate was 21% of the average value of its portfolio.  The Equity Fund’s portfolio turnover rate was therefore substantially higher than that of the Value Fund for its most recent fiscal year.  As noted above, a higher portfolio turnover rate may result in higher costs, which affect the Fund’s performance.

Performance of the Funds

The following tables show each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The Annual Total Returns and Average Annual Total Returns tables demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Value Fund

Annual Total Returns % (Class A shares) (1)

2004	15.71%
2005	15.44%
2006	28.11%
2007	15.39%
2008	-45.48%
2009	32.41%
2010	10.03%
2011	-13.42%
2012	15.82%
2013	18.91%

(1) These annual total returns do not include sales loads or account fees, if these amounts were reflected, returns would be less than shown. The return of the Class A shares from 1-1-14 to 6-30-14 was 1.49%.

BEST QUARTER:  26.78% (2nd Quarter 2009)  WORST QUARTER: -22.07% (4th Quarter 2008)

Average Annual Total Returns % (with sales charges) (as of December 31, 2013 )

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS
Class B shares	13.02	10.70	5.66
Class C shares	16.98	10.84	5.66
Class Z shares	19.19	11.97	6.73
Class A shares %
Return Before Taxes	12.37	10.42	5.86
Return After Taxes on Distributions	12.09	10.20	5.28
Return After Taxes on Distribution and Sale of Fund Shares	7.22	8.34	4.90
Index % (reflects no deduction for fees, expenses or taxes)
MSCI EAFE® ND Index	22.78	12.44	6.91
Lipper International Multi-Cap Core Funds Average*	19.86	12.54	6.57
Lipper Customized Blend Funds Average*	19.90	12.31	6.70

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

*The Fund is compared to the Lipper Customized Blend Funds Performance Universe, although Lipper classifies the Fund in the Lipper International Multi-Cap Core Funds Performance Universe. The Lipper Customized Blend Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Equity Fund

Annual Total Returns % (Class A shares) (1)

2004	22.95%
2005	13.16%
2006	25.67%
2007	8.74%
2008	-47.30%
2009	28.30%
2010	7.00%
2011	-11.64%
2012	19.68%
2013	20.17%

(1)These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. The return of the Class A shares from 1-1-14 to 6-30-14 was 5.95%.

BEST QUARTER:  27.41% (2nd Quarter 2009)   WORST QUARTER: -22.15% (3rd Quarter 2008)

Average Annual Total Returns % (with sales charges) (as of December 31, 2013 )

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS
Class B shares	14.29	10.84	4.98
Class C shares	18.29	10.97	4.98
Class Z shares	20.38	12.01	5.99
Class A shares %
Return Before Taxes	13.56	10.52	5.15
Return After Taxes on Distributions	13.03	10.16	4.73
Return After Taxes on Distribution and Sale of Fund Shares	8.07	8.43	4.16
Index % (reflects no deduction for fees, expenses or taxes)
MSCI ACWI Ex-U.S. Index*	15.29	12.81	7.57
MSCI EAFE® ND Index*	22.78	12.44	6.91
Lipper International Multi-Cap Core Funds Average	19.86	12.54	6.57

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

*The Fund no longer utilizes the MSCI EAFE® ND Index, and instead utilizes the MSCI ACWI Ex-U.S. Index for performance comparisons, because the Fund’s investment Manager believes that the MSCI ACWI Ex-U.S. Index provides a more appropriate basis for Fund performance comparisons, due to the fact that the Fund’s investment policies recently changed to permit increased exposure to emerging markets securities, and the MSCI ACWI Ex-U.S. Index includes emerging markets securities while the MSCI EAFE® ND Index does not include emerging markets securities.

REASONS FOR THE REORGANIZATION

The Directors of World Fund, including all of the Directors who are not “interested persons” of the World Fund (collectively, the “Independent Directors”), on behalf of Value Fund and Equity Fund, have unanimously determined that the Reorganization would be in the best interests of each of the Funds. The Board concluded that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on August 18, 2014, PI advised the Directors that, as of June 30, 2014, Value Fund had net assets of approximately $59 million, while Equity Fund had assets of approximately $315 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread.

PI advised the Directors that pro forma expenses based on average annual net assets for the twelve months ending April 30, 2014 and based on net assets as of June 30, 2014 were lower than both Funds’ expenses at April 30, 2014.

In recommending approval of the Plan, PI advised the Directors that the Funds are both international equity funds with similar investment objectives, similar investment policies, and substantially similar investment restrictions. PI noted that there is overlap in the securities held by Value Fund and Equity Fund.  However, to the extent dispositions of Value Fund securities are made in order to facilitate the Reorganization efficiently, such dispositions will result in taxable gains or losses and transaction costs to the Value Fund (if the dispositions are made prior to the Reorganization) or to Equity Fund (if the dispositions are made after the Reorganization). The Directors were also advised that Equity Fund had better investment performance over the one-, three-, and five-year periods ended June 30, 2014 than Value Fund for the same periods.

The Directors also considered that PI would bear the full cost of the Reorganization.

The Directors also considered that it is a condition to the closing of the Reorganization that Value Fund and Equity Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of Value Fund.

Consequently, the Directors approved the Plan on behalf of Value Fund and recommend that shareholders of Value Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of World Fund on behalf of Value Fund unanimously recommend that you vote FOR the Plan.

If shareholders of Value Fund do not approve the Plan, the Board, on behalf of Value Fund, will consider other possible courses of action for Value Fund, including, among others, consolidation of Value Fund with one or more affiliated funds other than the Equity Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of Value Fund do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of Value Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of Value Fund would result in taxable gains or losses for most shareholders of Value Fund.

REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of Value Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by Value Fund, including the preparation of certain documents. Value Fund will determine a specific date for the actual Reorganization to take place (which is expected to take place in the fourth quarter of 2014 or first quarter of 2015). The date on which the Reorganization will occur is called the “closing date.” If shareholders of the Value Fund do not approve the Plan, the Reorganization will not take place and the Board, on behalf of Value Fund, will consider alternative courses of actions, as described above.

If the shareholders of Value Fund approve the Plan, World Fund will deliver to Equity Fund all of Value Fund’s assets and Equity Fund will assume all of the liabilities of Value Fund on the closing date. World Fund will issue to Value Fund shares of Equity Fund of a value equal to the dollar value of the net assets delivered to Equity Fund by Value Fund. Value Fund will then distribute to its shareholders of record as of the close of business on the closing date, Equity Fund shares in the equivalent value and of the equivalent class as such shareholder holds in Value Fund. Value Fund will subsequently terminate and dissolve and Equity Fund will be the surviving fund. The stock transfer books of Value Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to Value Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, Value Fund may amend the Plan without shareholder approval. Value Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of Value Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below.  PI and/or its affiliates will bear the full amount of the Reorganization costs.

Estimated Reorganization Expenses

Printing of Proxy Statements	$35,000
Processing/Mailing of Proxy Statements	$35,000
Solicitation Expenses	$55,000
Legal Expenses	$80,000
Audit Fees	$17,000

Total Estimated Reorganization Expenses	$222,000

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

• The acquisition by Equity Fund of the assets of Value Fund in exchange solely for voting shares of Equity Fund and the assumption by Equity Fund of the liabilities, if any, of the Value Fund, followed by the distribution of the Equity Fund shares received by Value Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Equity Fund and Value Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

• The shareholders of Value Fund will not recognize gain or loss upon the exchange of all of their shares of Value Fund solely for shares of Equity Fund, as described in this Prospectus/Proxy Statement and the Plan;

• No gain or loss will be recognized by Value Fund upon the transfer of its assets to Equity Fund in exchange solely for voting shares of Equity Fund and the assumption by Equity Fund of the liabilities, if any, of the Value Fund. In addition, no gain or loss will be recognized by Value Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of Value Fund);

• No gain or loss will be recognized by Equity Fund upon the acquisition of the assets of Value Fund in exchange solely for voting shares of Equity Fund and the assumption of the liabilities, if any, of Value Fund;

• Equity Fund’s tax basis for the assets acquired from Value Fund will be the same as the tax basis of the assets when held by Value Fund immediately before the transfer, and the holding period of such assets acquired by Equity Fund will include the holding period of such assets when held by Value Fund;

• Value Fund shareholders’ tax basis for the shares of Equity Fund received by them pursuant to the reorganization will be the same as their tax basis in Value Fund shares exchanged therefor; and

• The holding period of Equity Fund shares received by the shareholders of Value Fund will include the holding period of Value Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the IRS) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by Value Fund to Equity Fund followed by a taxable liquidation of Value Fund, and the shareholders of Value Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of Value Fund and the fair market value of the shares of Equity Fund receive in exchange therefor.

Value Fund has approximate capital loss carryforwards as of October 31, 2013 of $21,492,000 and Equity Fund has approximate capital loss carryforwards as of October 31, 2013 of $223,340,000. Sales by Value Fund of portfolio securities prior to the merger may result in realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforward (if any) would be distributed to shareholders of Value Fund prior to the merger. In a tax-free reorganization, the Equity Fund generally succeeds to capital loss carryforwards of the Value Fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the Equity Fund to utilize either its own capital loss carryforwards or those of the Value Fund after the transfer date. Section 381 limits the amount of gain of the Equity Fund that can be offset by the capital loss carryforwards of the Value Fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of post-reorganization capital gain of Equity Fund that can be offset annually by Value Fund’s capital loss carryforwards, in general, to the value of the equity of Value Fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may further limit the utilization of the capital losses. As a result of these limitations, a portion of the capital loss carryforwards of Value Fund may expire before they can be utilized.

Shareholders of Value Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Capitalization

The following table sets forth, as of April 30, 2014, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of Equity Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of Equity Fund is likely to be different when the Plan is consummated.

Class A	Value Fund	Equity Fund	Pro Forma Adjustments		Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$36,516,668	$234,298,479	$		$270,815,147
Total shares outstanding	1,562,645	31,034,565	3,274,000	(a)	35,871,210
Net asset value per share	$23.37	$7.55			$7.55

Class B	Value Fund	Equity Fund	Pro Forma Adjustments		Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$1,449,848	$6,029,642	$		$7,479,490
Total shares outstanding	65,072	830,623	134,632	(a)	1,030,327
Net asset value per share	$22.28	$7.26			$7.26

Class C	Value Fund	Equity Fund	Pro Forma Adjustments		Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$4,912,703	$19,521,894	$		$24,434,597
Total shares outstanding	220,077	2,690,269	456,604	(a)	3,366,950
Net asset value per share	$22.32	$7.26			$7.26

Class Z	Value Fund	Equity Fund	Pro Forma Adjustments		Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$16,516,881	$47,505,240	$		$64,022,121
Total shares outstanding	702,281	6,249,630	1,470,993	(a)	8,422,904
Net asset value per share	$23.52	$7.60			$7.60

(a)         Reflects the change in shares of Value Fund upon conversion in Equity Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of Value Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 2,420,259.337 shares of Value Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Value Fund entitled to be voted at the Meeting is required to constitute a quorum of Value Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of Value Fund outstanding and entitled to vote thereon is necessary to approve the Plan, subject to the 1940 Act. Giving effect to the 1940 Act, approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of Value Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Value Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of the Value Fund.  Each shareholder of Value Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of Value Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote Value Fund’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” Value Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a majority of the total number of shares of Value Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by Value Fund, Value Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. Value Fund would only take such actions if Value Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in Value Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

• By mail, with the enclosed proxy card.

• In person at the Meeting.

• By phone.

• Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Value Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of Value Fund. In addition, Value Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if Value Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $55,000. PI and/or its affiliates will pay the full cost of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Value Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of Value Fund’s most recently completed fiscal year, unless noted otherwise.

Subadviser	Portfolio Managers	Registered Investment Companies (a)	Other Pooled Investment Vehicles (a)	Other Accounts (a)(b)	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	29/$11,015,492,000	46/$13,502,785,000 6/$637,509,200*	405/$55,401,550,900 36/$9,561,936,300	None
	Menno Vermuelen, CFA	29/$11,015,492,000	46/$13,502,785,000 6/$637,509,200	405/$55,401,550,900 36/$9,561,936,300	None
	Puneet Mansharamani, CFA	29/$11,015,492,000	46/$13,502,785,000 6/$637,509,200	405/$55,401,550,900 36/$9,561,936,300	None
	Greg Sleight	None	None	None	None
	Guy Lakonishok, CFA	None	None	None	None
Thornburg Investment Management, Inc.		None	None	None	None
	Wendy Trevisani	14/$33,700,000,000	18/$6,500,000,000	58/$9,800,000,000	None
	Charles Wilson (c)	6/$2,034,793,177	16/$4,440,591,966	9,038/$14,096,139,991	None

(a) Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

(b) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

*The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.  Performance fee accounts are indicated in italics typeface.

(c) Information regarding Charles Wilson is as of July 31, 2014.

Equity Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of Equity Fund’s most recently completed fiscal year, unless noted otherwise.

Subadviser	Portfolio Managers	Registered Investment Companies (b)	Other Pooled Investment Vehicles (b)	Other Accounts (b)(c)	Ownership of Fund Securities
Quantitative Management Associates LLC (a)	Jacob Pozharny	6/$1,620,677,075	10/$1,964,508,229	26/$7,268,502,585 8/$1,719,989,105	None
	John Van Belle	6/$1,620,677,075	10/$1,964,508,229	26/$7,268,502,585 8/$1,719,989,105	None
	Wen Jin	6/$1,620,677,075	10/$1,964,508,229	26/$7,268,502,585 8/$1,719,989,105	None
	Ping Wang	6/$1,620,677,075	10/$1,964,508,229	26/$7,268,502,585 8/$1,719,989,105	None

(a) QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

(b) Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

(c) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

LSV Asset Management (LSV)

PORTFOLIO MANAGER COMPENSATION . LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.

POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

Thornburg Investment Management, Inc. (Thornburg)

COMPENSATION. The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. (“Thornburg”) . Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager; multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and single year historical total return of accounts managed by the portfolio manager.

CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Funds that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of a Fund’s investments and the portfolio manager’s management of other accounts. Thornburg has also informed the Funds that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters.  In addition, a person’s qualitative contributions would also be considered in determining compensation.  An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors:  1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA’s eligible employees for the prior year.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•      Elimination of the conflict;

•      Disclosure of the conflict; or

•      Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.  In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in  funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts.QMA could have an incentive to favor accounts of affiliates over others.

Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution.  Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor, and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises.  Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/%Ownership
Value Fund	MORGAN STANLEY & CO	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	A	79,404.051/ 5.27%

	NATIONAL FINANCIAL SERVICES LLC	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	210,417.556/ 13.97%

	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	A	511,188.991/ 33.94%

	MERRILL LYNC,PIERC,FENNER&SMITH	MERRILL LYNC,PIERC,FENNER&SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	B	3,076.115/ 5.23%

	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	B	3,655.845/ 6.22%

	NATIONAL FINANCIAL SERVICES LLC	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	B	16,107.09/ 27.40%

MORGAN STANLEY & CO	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	C	21,010.024/ 9.74%

SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	C	109,492.446/ 50.73%

PIMS/PRUDENTIAL RETIREMENT	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 005 SUNSWEET GROWERS INC. SALARIED 901 NORTH WALTON YUBA CITY CA 959939307	Z	33,578.296/ 5.25%

PIMS/PRUDENTIAL RETIREMENT	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 007 KELLER TECHNOLOGY CORPORATION PO BOX 103 BUFFALO NY 142170103	Z	56,482.002/ 8.83%

FIDELITY INVEST INSTITUTIONAL	FIDELITY INVEST INSTITUTIONAL OPERATIONS COMPANY, INC. (FIIOC) AS AGT FOR CERTAIN EMPLYE BENE PL 100 MAGELLAN WAY # KW1C COVINGTON KY 410151987	Z	74,627.299/ 11.67%

PIMS/PRUDENTIAL RETIREMENT	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 003 IBEW LOCAL 400 830 BEAR TAVERN ROAD TRENTON NJ 086280200	Z	170,160.241/ 26.62%

Fund	Beneficial Owner Name*	Address	Class	Shares/%Ownership
Equity Fund	NATIONAL FINANCIAL SERVICES LLC	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	3,867,039.488/ 12.81%

	SPECIAL CUSTODY ACCT FOR THE	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	A	6,516,657.873/ 21.58%

	SPECIAL CUSTODY ACCT FOR THE	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	B	72,074.143/ 9.94%

	NATIONAL FINANCIAL SERVICES LLC	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	B	111,472.321/ 15.38%

	MORGAN STANLEY & CO	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	C	130,835.88/ 5.00%

	NATIONAL FINANCIAL SERVICES LLC	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	C	148,291.129/ 5.66%

	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	C	692,696.668/ 26.45%

JENNISON DRYDEN CONSERVATIVE ALLOCATION	JENNISON DRYDEN CONSERVATIVE ALLOCATION ATTN: TED LOCKWOOD/STACIE MINTZ GATEWAY CENTER 2, 4TH FLOOR NEWARK NJ 071020000	Z	1,223,016.392/ 19.60%

JENNISON DRYDEN GROWTH ALLOCATION FUND	JENNISON DRYDEN GROWTH ALLOCATION FUND ATTN: TED LOCKWOOD/STACIE MINTZ GATEWAY CENTER 2, 4TH FLOOR NEWARK NJ 071020000	Z	1,906,477.972/ 30.55%

PRUDENTIAL INVESTMENT PORTFOLIOS INC - PRUDENTIAL MODERATE ALLOCATION FUND	PRUDENTIAL INVESTMENT PORTFOLIOS INC - PRUDENTIAL MODERATE ALLOCATION FUND ATTN: TED LOCKWOOD/STACIE MINTZ GATEWAY CENTER 2, 4TH FLOOR NEWARK NJ 071020000	Z	2,260,708.138/ 36.23%

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

** As record holder for other beneficial owners.

As of the Record Date, the officers and directors of Prudential World Fund, Inc., as a group, beneficially owned less than 1% of the outstanding voting shares of the Funds.

ADDITIONAL INFORMATION

World Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about Equity Fund, a series of World Fund, is contained in its prospectus dated December 27, 2013, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about Equity Fund is included in its SAI, dated December 27, 2013 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

Copies of Equity Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2013  and Equity Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2014 are enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

World Fund (on behalf of Equity Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of Equity Fund to be issued pursuant to the Plan will be passed upon by Foley & Lardner LLP, special Maryland counsel to Equity Fund.

Independent Registered Public Accounting Firm

The audited financial statements of Value Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Value Fund for the fiscal year ended October 31, 2013 (File No. 811-03981).

The audited financial statements of Equity Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Equity Fund for the fiscal year ended October 31, 2013 (File No. 811-03981).

Notice to Banks, Broker-Dealers and Voting Directors and Their Nominees

Please advise Value Fund, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

 SHAREHOLDER PROPOSALS

World Fund is not required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of trustees or directors, respectively, is not required to be acted upon under the 1940 Act. The Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or World Fund’s governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of World Fund by execution of a subsequent proxy, or by voting in person at the Meeting.

 EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for Equity Fund, dated December 27, 2013 (enclosed).

C	Equity Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2013 (enclosed).

D	Equity Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2014 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this              day of           , 2014, and has been adopted by the Board of Directors of Prudential World Fund, Inc., a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (the “Company”) to provide for the reorganization of its Prudential International Value Fund (the “Acquired Fund”) into its Prudential International Equity Fund (the “Acquiring Fund”).  Together, the Acquiring Fund and the Acquired Fund are referred to as the “Funds.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of  common stock, par value $0.01 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund and the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, the Company, on behalf of the Acquired Fund, shall provide for the conveyance, reallocation, and delivery to the Acquiring Fund of all of the assets and liabilities belonging to the Acquired Fund, and thereupon shall be assets and liabilities belonging to the Acquiring Funds.

(b)  Subject to the terms and conditions of this Plan, the Company, on behalf of the Acquiring Fund, shall at the Closing deliver for the benefit of the Acquired Fund the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Company shall take action to  dissolve and terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Company with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Company’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Company’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in the Company’s Charter and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company’s Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures.

3.  Closing and Closing Date.

(a)  Subject to the terms and conditions set forth herein, the consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be               , 2014, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund’s Net Assets to be transferred to the Acquiring Fund, at the Company’s Custodian, The Bank of New York Mellon.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Intentions of the Company, on behalf of each of the Acquired Fund and the Acquiring Fund.

(a)  The Company intends to operate the businesses of each of the Funds as presently conducted between the date hereof and the Closing Date.

(b)  The Company does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  The Company intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company, on behalf of the Acquired Fund, intends that it will, from time to time, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Company, on behalf of the Acquiring Fund, intends that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

5.  Conditions Precedent to be Fulfilled by the Company, on behalf of each of the Acquired Fund and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of each of the Acquired Fund and the Acquiring Fund.

(b)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of the Company’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(c)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(d)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(e)  The Company shall have received on the Closing Date a favorable opinion from Foley & Lardner LLP, special Maryland  counsel to the Company, dated as of the Closing Date, based upon customary representations and assumptions and to the effect that:

(1)  The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite statutory Company power under its Charter, Bylaws and the Maryland General Corporation Law (the “Maryland Act”) to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and each of the Acquiring Fund and the Acquired Fund has been established as a series of the Company in accordance with the terms of the Company’s Charter, Bylaws and the Maryland Act;

(2)  This Plan has been duly authorized and executed by the Company, on behalf of each of the Acquiring Fund and the Acquired Fund, and, assuming delivery of the Plan by the Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Company’s Charter, its Bylaws and the Maryland Act to subscribe for or purchase such shares;

(4)  All actions required to be taken by the Company to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, on behalf of the Acquired Fund;

(5)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of each of the Acquiring Fund and the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company’s Charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on either of the Acquiring Fund or the Acquired Fund;

(6)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(8)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Company, the Acquiring Fund, or the Acquired Fund that would be required to be disclosed in the Company’s registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(f)  The Company with respect to each of the Funds shall have received, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company, in form and substance satisfactory to the  Company, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided , that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company and/or the Company with regard to certain matters.

(g)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

6.  Fees and Expenses.

(a)  The Company represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investments LLC, the investment adviser to the Acquired Fund and the Acquiring Fund.

7.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Company or the Company by resolution of the Board of Directors, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Company, the Acquired Fund, the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of each of the Funds, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

8.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

9.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company hereunder, and in particular that none of the assets of the Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

10.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of each of the Acquired Fund and the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund and the Acquiring Fund.

11.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Prudential World Fund, Inc. on behalf of each of Prudential International Value Fund Prudential International Equity Fund, has executed this Plan by its duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL WORLD FUND, INC. ON BEHALF OF PRUDENTIAL INTERNATIONAL VALUE FUND

Attest:	By:
Name:
Title:

PRUDENTIAL WORLD FUND, INC. ON BEHALF OF PRUDENTIAL INTERNATIONAL EQUITY FUND

Attest:	By:
Name:
Title:

Exhibit B

PROSPECTUS DATED DECEMBER 27, 2013

The Prospectus for the Equity Fund, dated December 27, 2013, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2013

The Annual Report to Shareholders for the Equity Fund for the fiscal year ended October 31, 2013, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2014

The Semi-Annual Report to Shareholders for the Equity Fund for the period ended April 30, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

1	Proposal

2	Notice of Special Meeting of Shareholders

4	Prospectus/Proxy Statement

5	Summary

7	Comparison of Important Features

7	The Investment Objectives, Policies and Principal Risks of the Funds

10	Comparison of Other Policies

12	Investment Restrictions

13	Federal Income Tax Considerations

13	Organizational Structure of the Funds

15	Management of the Funds

17	Distribution Plan

17	Valuation

19	Frequent Purchases and Redemptions of Fund Shares

20	Purchases, Redemptions, Exchanges and Distributions

20	Fees and Expenses

21	Shareholder Fees and Operating Expenses

23	Expense Examples

23	Performance of the Funds

25	Reasons for the Reorganization

26	Reorganization

26	Closing

26	Expenses Resulting from the Reorganization

27	Certain Federal Tax Consequences of the Reorganization

27	Capitalization

28	Voting Information

28	Required Vote

29	How to Vote

29	Revocation of Proxies

29	Solicitation of Voting Instructions

30	Additional Information About the Portfolio Managers and Portfolio Holdings

30	Portfolio Managers

31	Additional Information about the Portfolio Managers — Compensation and Conflicts of Interest

34	Principal Holders of Shares

38	Additional Information

38	Miscellaneous

38	Shareholder Proposals

39	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A—Form of Plan of Reorganization (attached)

B-1	Exhibit B—Prospectus dated December 27, 2013 (enclosed)

C-1	Exhibit C—Annual Report for the fiscal year ended October 31, 2013 (enclosed)

D-1	Exhibit D — Semi-Annual Report for the period ended April 30, 2014 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL INTERNATIONAL EQUITY FUND,

A SERIES OF PRUDENTIAL WORLD FUND, INC.

Dated September 18, 2014

Reorganization of Prudential International Value Fund

into Prudential International Equity Fund

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Prudential International Value Fund (“Value Fund”), and the assumption of the liabilities of Value Fund in exchange for shares of Prudential International Equity Fund (“Equity Fund” and together with Value Fund, the “Funds”), each a series of Prudential World Fund, Inc. (the “Reorganization”).

This SAI consists of this Cover Page and Equity Fund’s SAI dated December 27, 2013, and the pro forma financial statements of Equity Fund and Value Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 18, 2014 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of, other materials incorporated by reference herein, and other information regarding Value Fund, Equity Fund and Prudential World Fund, Inc.

SAI INCORPORATION BY REFERENCE

The SAI of Equity Fund, dated December 27, 2013, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of April 30, 2014 the unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations for the Reorganization.

Pro Forma Financial Statements

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders for the fiscal year ended October 31, 2013, and the semi-annual report to shareholders for the period ended April 30, 2014, for each of Equity Fund and Value Fund.

On August 18, 2014, the Board of Directors of Prudential World Fund, Inc. (“World Fund”), on behalf of Value Fund, approved a Plan of Reorganization (the “Plan”) whereby Equity Fund will acquire all the assets of, and assume of all of the liabilities of,  Value Fund and Value Fund will receive shares of Equity Fund, to be distributed to the shareholders of Value Fund in redemption of all of the outstanding shares of Value Fund, and thereafter terminate Value Fund as a corporation.

The unaudited pro forma information set forth below for the period ended April 30, 2014 is intended to present ratios and supplemental data as if the acquisition of Value Fund by Equity Fund had been consummated at April 30, 2014.

Pro-Forma Portfolio of Investments for the Reorganization (unaudited)

		Prudential International Value Fund		Prudential International Equity Fund		Pro Forma Prudential International Equity Fund after Reorganization (e)
	Description	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)
LONG-TERM INVESTMENTS	97.5%, 99.5%, 99.2%
COMMON STOCKS	97.5%, 97.5%, 97.5%
Australia	4.4%, 6.0%, 5.7%
	Arrium Ltd.	87,600	$97,626	—	—	87,600	$97,626
	Ausdrill Ltd.	42,900	37,219	—	—	42,900	37,219
	Australia & New Zealand Banking Group Ltd.	—	—	106,220	$3,415,786	106,220	3,415,786
	Bendigo & Adelaide Bank Ltd.	16,800	180,055	—		16,800	180,055
	BHP Billiton Ltd.	—	—	51,931	1,828,828	51,931	1,828,828
	Bradken Ltd.	29,500	116,424	—		29,500	116,424
	Challenger Ltd.	32,000	210,536	—		32,000	210,536
	Commonwealth Bank of Australia	—	—	54,995	4,045,469	54,995	4,045,469
	CSL Ltd.	—	—	3,736	238,171	3,736	238,171
	Dexus Property Group	—	—	84,051	88,919	84,051	88,919
	Downer EDI Ltd.	35,500	165,725	—	—	35,500	165,725
	Emeco Holdings Ltd.*	166,900	40,652	—	—	166,900	40,652
	Federation Centres Ltd.	—	—	27,120	62,953	27,120	62,953
	Fortescue Metals Group Ltd.	26,500	125,343	415,036	1,963,087	441,536	2,088,430
	GrainCorp Ltd. (Class A Stock)	27,500	226,804			27,500	226,804
	Insurance Australia Group Ltd.			323,843	1,730,858	323,843	1,730,858
	Leighton Holdings Ltd.(a)	7,800	138,701	3,868	68,781	11,668	207,482
	Lend Lease Group	26,300	317,860	—	—	26,300	317,860
	Metcash Ltd.	42,000	108,470	—	—	42,000	108,470
	Mineral Resources Ltd.	11,000	119,434	—	—	11,000	119,434
	Mount Gibson Iron Ltd.	—	—	897,270	612,768	897,270	612,768
	National Australia Bank Ltd.	8,000	263,418	—	—	8,000	263,418
	Pacific Brands Ltd.	88,300	41,574	—	—	88,300	41,574
	Ramsay Health Care Ltd.	—	—	2,367	98,902	2,367	98,902
	REA Group Ltd.	—	—	1,950	85,044	1,950	85,044
	Rio Tinto Ltd.	4,700	271,044	—	—	4,700	271,044
	Toll Holdings Ltd.	25,300	124,794	—	—	25,300	124,794
	Westpac Banking Corp.	—	—	114,563	3,752,443	114,563	3,752,443
	Woodside Petroleum Ltd.	—	—	5,581	212,139	5,581	212,139
	Woolworths Ltd.	—	—	7,641	265,539	7,641	265,539
			2,585,679		18,469,687		21,055,366

Austria	0.8%, 0.5%, 0.5%
	OMV AG	5,800	271,175	30,021	1,403,613	35,821	1,674,788
	Voestalpine AG	3,800	173,582	1,873	85,557	5,673	259,139
			444,757		1,489,170		1,933,927

Belgium	1.5%, 0.0%, 0.2%
	AGFA-Gevaert NV*	32,700	125,211	—	—	32,700	125,211
	Anheuser-Busch InBev NV	4,409	480,562	—	—	4,409	480,562
	Delhaize Group SA	3,800	282,960	—	—	3,800	282,960
	Dexia SA*	4,935	281	—	—	4,935	281
			889,014		—		889,014

Brazil	0.2%, 1.2%, 1.1%
	AMBEV SA	—	—	190,500	1,388,328	190,500	1,388,328
	Banco do Brasil SA	—	—	51,100	538,329	51,100	538,329

	Cia de Saneamento Basico do Estado de Sao Paulo	—	—	6,300	$59,758	6,300	$59,758
	Embraer SA , ADR	4,017	$138,185	—	—	4,017	138,185
	Light SA	—	—	62,500	496,132	62,500	496,132
	Petroleo Brasileiro SA	—	—	169,700	1,184,228	169,700	1,184,228
	WEG SA	—	—	6,370	76,563	6,370	76,563
			138,185		3,743,338		3,881,523

Canada	0.5%, 7.2%, 6.1%
	Alimentation Couche Tard, Inc. (Class B Stock)	—	—	6,900	194,463	6,900	194,463
	Bank of Nova Scotia	—	—	19,300	1,172,739	19,300	1,172,739
	Boardwalk Real Estate Investment Trust	—	—	2,400	135,279	2,400	135,279
	Canadian Imperial Bank of Commerce	—	—	23,700	2,113,009	23,700	2,113,009
	Canadian Natural Resources Ltd.	—	—	41,700	1,699,121	41,700	1,699,121
	Canadian National Railway Co.	5,298	310,325	—	—	5,298	310,325
	Canadian Tire Corp. Ltd. (Class A Stock)	—	—	12,800	1,257,169	12,800	1,257,169
	Genworth MI Canada, Inc.(a)	—	—	30,600	1,073,464	30,600	1,073,464
	Imperial Oil Ltd.	—	—	4,800	234,383	4,800	234,383
	Jean Coutu Group PJC, Inc. (The) (Class A Stock)	—	—	53,000	1,068,172	53,000	1,068,172
	Loblaw Cos. Ltd.	—	—	2,732	118,772	2,732	118,772
	Magna International, Inc.	—	—	24,400	2,390,468	24,400	2,390,468
	Methanex Corp.	—	—	1,700	105,299	1,700	105,299
	National Bank of Canada	—	—	5,400	224,119	5,400	224,119
	Peyto Exploration & Development Corp.	—	—	2,400	88,485	2,400	88,485
	Royal Bank of Canada	—	—	46,300	3,090,046	46,300	3,090,046
	Saputo, Inc.	—	—	11,700	625,644	11,700	625,644
	Shaw Communications, Inc. (Class B Stock)	—	—	6,300	152,607	6,300	152,607
	Suncor Energy, Inc.	—	—	73,800	2,846,826	73,800	2,846,826
	Toronto-Dominion Bank (The)	—	—	54,800	2,636,380	54,800	2,636,380
	Vermilion Energy, Inc.	—	—	1,600	106,462	1,600	106,462
	Western Forest Products, Inc.	—	—	318,600	636,590	318,600	636,590
			310,325		21,969,497		22,279,822
Chile	0.0%, 0.1%, 0.1%
	Banco de Credito e Inversiones	—	—	6,513	360,131	6,513	360,131

China	2.6%, 4.3%, 4.1%
	Agricultural Bank of China Ltd. (Class H Stock)	—	—	359,000	151,060	359,000	151,060
	Anhui Conch Cement Co. Ltd. (Class H Stock)	—	—	66,500	248,294	66,500	248,294
	Anhui Gujing Distillery Co. Ltd. (Class B Stock)	—	—	117,200	248,838	117,200	248,838
	Baidu, Inc., ADR*	2,532	389,548	—	—	2,532	389,548
	Bank of China Ltd. (Class H Stock)	—	—	4,862,000	2,142,190	4,862,000	2,142,190
	Bank of Communications Co. Ltd. (Class H Stock)	—	—	681,000	424,186	681,000	424,186
	Beijing Capital Land Ltd. (Class H Stock)	—	—	858,000	288,842	858,000	288,842
	BOC Hong Kong Holdings Ltd.	—	—	60,500	177,517	60,500	177,517
	China CITIC Bank Corp. Ltd. (Class H Stock)	—	—	2,648,000	1,581,809	2,648,000	1,581,809
	China Construction Bank Corp. (Class H Stock)	—	—	1,190,000	823,925	1,190,000	823,925
	China Lumena New Materials Corp.	—	—	5,060,000	818,881	5,060,000	818,881
	China Merchants Bank Co. Ltd. (Class H Stock)	—	—	425,000	761,507	425,000	761,507
	China Mobile Ltd.	48,401	460,704	—	—	48,401	460,704
	China Power International Development Ltd.	—	—	2,492,000	897,275	2,492,000	897,275
	China Railway Group Ltd. (Class H Stock)	—	—	132,000	59,121	132,000	59,121
	China Resources Power Holdings Co. Ltd.	—	—	28,000	70,374	28,000	70,374
	China Unicom Hong Kong Ltd.	—	—	1,254,000	1,922,427	1,254,000	1,922,427
	CNOOC Ltd. (Class H Stock)	—	—	257,000	424,782	257,000	424,782
	Huaneng Power International, Inc. (Class H Stock)	—	—	58,000	56,775	58,000	56,775
	Industrial & Commercial Bank of China Ltd. (Class H Stock)	569,927	340,542	2,136,000	1,276,299	2,705,927	1,616,841
	Kaisa Group Holdings Ltd.	—	—	2,038,000	648,390	2,038,000	648,390
	Shenzhen Expressway Co. Ltd. (Class H Stock)	—	—	616,000	281,067	616,000	281,067
	SINA Corp.*	1,742	83,268	—	—	1,742	83,268
	Sinopharm Group Co. Ltd. (Class H Stock)	35,487	93,709	—	—	35,487	93,709
	Tencent Holdings Ltd.	3,259	205,186	—	—	3,259	205,186
			1,572,957		13,303,559		14,876,516

Czech Republic	0.0%, 0.5%, 0.4%
	CEZ A/S	—	—	53,531	$1,610,998	53,531	$1,610,998

Denmark	1.2%, 1.8%, 1.7%
	A.P. Moeller - Maersk A/S (Class A Stock)	—	—	50	113,594	50	113,594
	A.P. Moeller - Maersk A/S (Class B Stock)	—	—	761	1,816,704	761	1,816,704
	Coloplast A/S (Class B Stock)	—	—	20,321	1,706,822	20,321	1,706,822
	Novo Nordisk A/S (Class B Stock)	15,754	$715,011	32,589	1,479,085	48,343	2,194,096
	Schouw & Co.	—	—	6,146	343,070	6,146	343,070
			715,011		5,459,275		6,174,286
Egypt	0.0%, 0.4%, 0.3%
	Centamin PLC*	—	—	1,073,303	1,173,370	1,073,303	1,173,370

Finland	0.9%, 0.9%, 0.9%	—	—	—	—	0	—
	Kesko OYJ (Class B Stock)	—	—	14,664	600,236	14,664	600,236
	Kone OYJ (Class B Stock)	6,477	277,639	—	—	6,477	277,639
	Sampo OYJ (Class A Stock)			41,047	2,040,017	41,047	2,040,017
	Tieto OYJ	8,700	238,078	—	—	8,700	238,078
			515,717		2,640,253		3,155,970

France	10.9%, 6.5%, 7.2%
	Accor SA	4,839	236,915	2,618	128,176	7,457	365,091
	Air Liquide SA	1,880	268,967			1,880	268,967
	Alstom SA	6,000	247,944			6,000	247,944
	Alten SA	—	—	3,908	199,666	3,908	199,666
	AXA SA	9,100	237,473			9,100	237,473
	BNP Paribas SA	3,700	278,034	—	—	3,700	278,034
	Boiron SA	—	—	4,171	351,711	4,171	351,711
	Cap Gemini SA	—	—	3,179	224,608	3,179	224,608
	Carrefour SA	—	—	33,761	1,316,038	33,761	1,316,038
	Casino Guichard Perrachon SA*	—	—	11,400	1,452,623	11,400	1,452,623
	Cie Generale des Etablissements Michelin	5,333	653,989	—	—	5,333	653,989
	Ciments Francais SA	2,200	236,543	—	—	2,200	236,543
	Credit Agricole SA*	12,800	201,964	16,449	259,539	29,249	461,503
	Electricite de France SA	5,500	211,205	38,030	1,460,385	43,530	1,671,590
	GDF Suez	—	—	23,770	599,085	23,770	599,085
	Groupe Fnac*	—	—	3,190	152,684	3,190	152,684
	JCDecaux SA	—	—	25,759	1,057,408	25,759	1,057,408
	LVMH Moet Hennessy Louis Vuitton SA	3,408	671,356	—	—	3,408	671,356
	Publicis Groupe SA	6,150	526,127	—	—	6,150	526,127
	Natixis	—	—	14,849	105,408	14,849	105,408
	Nexity SA	—	—	15,410	691,254	15,410	691,254
	Rallye SA	—	—	9,013	458,430	9,013	458,430
	Renault SA	2,200	215,093	—	—	2,200	215,093
	Sanofi	3,000	323,759	4,639	500,639	7,639	824,398
	SCOR SE	3,900	142,712	—	—	3,900	142,712
	Societe Generale SA	2,800	174,376	11,711	729,328	14,511	903,704
	Sopra Group SA(a)	—	—	4,741	545,779	4,741	545,779
	Technicolor SA*	—	—	63,644	475,845	63,644	475,845
	Thales SA	5,100	324,743	1,511	96,213	6,611	420,956
	Total SA	14,538	1,040,108	66,335	4,745,877	80,873	5,785,985
	Valeo SA	2,400	329,590	16,590	2,278,289	18,990	2,607,879
	Vinci SA	—	—	28,267	2,134,336	28,267	2,134,336
	Vivendi SA	5,800	155,827	—	—	5,800	155,827
			6,476,725		19,963,321		26,440,046

Germany	7.8%, 7.6%, 7.6%
	Adidas AG	4,584	490,037	—	—	4,584	490,037
	Allianz SE	2,000	348,059	7,028	1,223,080	9,028	1,571,139
	Aurubis AG	2,300	122,876	—	—	2,300	122,876
	BASF SE*	1,700	197,209	29,034	3,368,106	30,734	3,565,315
	Bayer AG	—	—	10,328	1,436,021	10,328	1,436,021
	Bayerische Motoren Werke AG	—	—	5,473	687,982	5,473	687,982
	Daimler AG	4,900	456,185	38,462	3,580,774	43,362	4,036,959

	Deutsche Bank AG	12,255	$539,777	—	—	12,255	$539,777
	Deutsche Lufthansa AG	—	—	60,355	$1,515,682	60,355	1,515,682
	Deutsche Post AG	—	—	55,386	2,089,876	55,386	2,089,876
	Duerr AG*	—	—	12,043	952,910	12,043	952,910
	E.ON SE	7,600	145,577	—	—	7,600	145,577
	Freenet AG	7,800	270,138	—	—	7,800	270,138
	Fresenius Medical Care AG & Co. KGaA	6,650	458,168	—	—	6,650	458,168
	Fresenius SE & Co. KGaA	—	—	2,031	309,022	2,031	309,022
	Hannover Rueck SE	2,000	186,363	20,761	1,934,548	22,761	2,120,911
	Henkel AG & Co. KGaA	—	—	14,872	1,529,112	14,872	1,529,112
	K+S AG(a)	—	—	50,035	1,753,230	50,035	1,753,230
	Lanxess AG	1,600	121,842	—	—	1,600	121,842
	Merck KGaA*	—	—	1,158	195,752	1,158	195,752
	Muenchener Rueckversicherungs AG*	900	208,043	9,851	2,277,144	10,751	2,485,187
	Rheinmetall AG	3,000	199,859	—	—	3,000	199,859
	RTL Group SA	—	—	693	77,166	693	77,166
	RWE AG	3,700	141,196	—	—	3,700	141,196
	SAP AG	3,513	283,945			3,513	283,945
	Siemens AG	—	—	1,996	263,313	1,996	263,313
	Stada Arzneimittel AG	2,300	100,293	—	—	2,300	100,293
	Volkswagen AG	1,300	348,593	—	—	1,300	348,593
			4,618,160		23,193,718		27,811,878

Greece	0.0%, 0.4%, 0.4%
	Hellenic Telecommunications Organization SA*			81,166	1,296,685	81,166	1,296,685

Hong Kong	3.4%, 2.8%, 2.9%
	AIA Group Ltd.	105,409	512,667	—	—	105,409	512,667
	Bank of East Asia Ltd.	—	—	101,400	418,871	101,400	418,871
	Cheung Kong Holdings Ltd.	9,000	153,696	23,000	392,779	32,000	546,475
	Cheung Kong Infrastructure Holdings Ltd.	—	—	11,000	71,886	11,000	71,886
	China Resources Cement Holdings Ltd.	—	—	84,000	58,478	84,000	58,478
	First Pacific Co. Ltd.	112,000	124,546	—	—	112,000	124,546
	Galaxy Entertainment Group Ltd.*	—	—	203,000	1,602,518	203,000	1,602,518
	Hang Seng Bank Ltd.	—	—	11,500	187,749	11,500	187,749
	Hong Kong Exchanges and Clearing Ltd.	21,437	385,509			21,437	385,509
	Huabao International Holdings Ltd.	354,000	167,675	1,294,000	612,913	1,648,000	780,588
	Hutchison Whampoa Ltd.	—	—	135,000	1,852,133	135,000	1,852,133
	Hysan Development Co. Ltd.	—	—	15,000	64,333	15,000	64,333
	Kingboard Chemical Holdings Ltd.	69,720	133,248	—	—	69,720	133,248
	Link REIT (The)	—	—	389,000	1,936,728	389,000	1,936,728
	NWS Holdings Ltd.	—	—	36,000	61,739	36,000	61,739
	Sands China Ltd.	42,999	315,689	38,400	281,924	81,399	597,613
	Shimao Property Holdings Ltd.	—	—	479,500	950,806	479,500	950,806
	SJM Holdings Ltd.	—	—	33,000	91,804	33,000	91,804
	TCC International Holdings Ltd.	—	—	164,000	80,433	164,000	80,433
	Yue Yuen Industrial Holdings Ltd.	68,200	211,286	—	—	68,200	211,286
			2,004,316		8,665,094		10,669,410

India	0.0%, 1.0%, 0.9%
	Tata Motors Ltd., ADR(a)	—	—	56,500	2,114,230	56,500	2,114,230
	Wipro Ltd., ADR(a)	—	—	86,000	1,028,560	86,000	1,028,560
			—		3,142,790		3,142,790

Indonesia	0.0%, 0.2%, 0.1%
	PT Bank Mandiri (Persero) Tbk	—	—	153,000	130,726	153,000	130,726
	PT Bank Negara Indonesia (Persero) Tbk	—	—	138,000	57,676	138,000	57,676
	PT Bank Rakyat Indonesia (Persero) Tbk	—	—	186,100	159,815	186,100	159,815
	PT Indofood Sukses Makmur Tbk	—	—	104,000	63,620	104,000	63,620
	PT United Tractors Tbk	—	—	32,500	61,104	32,500	61,104
			—		472,941		472,941

Ireland	0.4%, 0.5%, 0.5%
	Greencore Group PLC	—	—	242,291	$1,070,135	242,291	$1,070,135
	Permanent TSB Group Holdings PLC*	15,600	$2,057			15,600	2,057
	Shire PLC	—	—	9,860	563,910	9,860	563,910
	Smurfit Kappa Group PLC	9,500	211,638	—	—	9,500	211,638
			213,695		1,634,045		1,847,740

Israel	0.7%, 1.2%, 1.1%
	Bank Hapoalim BM	21,500	121,453	—	—	21,500	121,453
	Cellcom Israel Ltd.	—	—	19,521	247,490	19,521	247,490
	Delek Group Ltd.	—	—	3,139	1,272,207	3,139	1,272,207
	Elbit Systems Ltd.	2,300	135,770	—	—	2,300	135,770
	Teva Pharmaceutical Industries Ltd.	3,700	181,374	45,052	2,208,448	48,752	2,389,822
			438,597		3,728,145		4,166,742

Italy	2.0%, 1.5%, 1.5%
	Azimut Holding SpA	—	—	33,128	1,034,181	33,128	1,034,181
	Banco Popolare SC*	1,440	29,759	—	—	1,440	29,759
	Enel SpA	52,200	295,657	—	—	52,200	295,657
	Eni SpA	14,200	367,770	41,062	1,063,477	55,262	1,431,247
	Fiat SpA*	—	—	13,913	167,968	13,913	167,968
	Intesa Sanpaolo SpA	106,979	366,085	—	—	106,979	366,085
	Snam SpA	—	—	33,349	200,592	33,349	200,592
	Telecom Italia SpA	112,600	144,694	511,844	508,759	624,444	653,453
	UnipolSai SpA*	—	—	409,449	1,506,591	409,449	1,506,591
			1,203,965		4,481,568		5,685,533

Japan	17.2%, 14.3%, 14.7%
	Alpine Electronics, Inc.	8,373	99,827	—	—	8,373	99,827
	Aoyama Trading Co. Ltd.	8,400	208,445	2,200	54,593	10,600	263,038
	Asahi Kasei Corp.	—	—	21,000	142,775	21,000	142,775
	Bridgestone Corp.	8,692	311,222	52,000	1,861,886	60,692	2,173,108
	Daicel Corp.	—	—	7,000	58,624	7,000	58,624
	Daikin Industries Ltd.	—	—	28,700	1,660,127	28,700	1,660,127
	Daiwa Securities Group, Inc.	—	—	32,000	239,950	32,000	239,950
	Dentsu, Inc.	—	—	3,100	127,139	3,100	127,139
	FANUC Corp.	2,166	390,824	3,100	559,351	5,266	950,175
	Fuji Electric Co. Ltd.	—	—	14,000	63,536	14,000	63,536
	Fuji Heavy Industries Ltd.	—	—	82,000	2,156,164	82,000	2,156,164
	FUJIFILM Holdings Corp.	—	—	29,900	772,379	29,900	772,379
	Fujitsu Ltd.	—	—	278,000	1,634,704	278,000	1,634,704
	Fukuoka Financial Group, Inc.	39,000	159,276	—	—	39,000	159,276
	Fuyo General Lease Co. Ltd.	4,300	147,966	—	—	4,300	147,966
	Heiwa Corp.	17,600	292,863	—	—	17,600	292,863
	Hino Motors Ltd.	—	—	4,200	55,331	4,200	55,331
	Hirose Electric Co. Ltd.	—	—	500	70,577	500	70,577
	Hitachi Ltd.	—	—	81,000	577,444	81,000	577,444
	Japan Exchange Group, Inc.	—	—	4,000	79,144	4,000	79,144
	Japan Tobacco, Inc.	9,584	315,012	46,300	1,521,815	55,884	1,836,827
	JGC Corp.	—	—	3,000	97,144	3,000	97,144
	JX Holdings, Inc.	23,900	124,180	—	—	23,900	124,180
	KDDI Corp.	4,500	239,993	36,700	1,957,273	41,200	2,197,266
	Keihin Corp.	9,400	136,417	—	—	9,400	136,417
	Keyence Corp.	—	—	700	270,033	700	270,033
	Kubota Corp.	21,590	278,263	—	—	21,590	278,263
	KYORIN Holdings, Inc.	5,300	102,158	—	—	5,300	102,158
	Kyowa Exeo Corp.	16,200	209,558	—	—	16,200	209,558
	LIXIL Group Corp.	—	—	4,500	119,250	4,500	119,250
	Marubeni Corp.	29,000	193,790	46,000	307,391	75,000	501,181
	Medipal Holdings Corp.	—	—	109,400	1,538,761	109,400	1,538,761
	Miraca Holdings, Inc.	2,400	104,034			2,400	104,034
	Mitsubishi Corp.	5,900	105,653	111,000	1,987,712	116,900	2,093,365
	Mitsubishi Electric Corp.	—	—	31,000	352,992	31,000	352,992

	Mitsubishi Estate Co. Ltd.	13,249	$300,625	—	—	13,249	$300,625
	Mitsubishi UFJ Financial Group, Inc.	125,538	667,799	540,100	$2,873,061	665,638	3,540,860
	Mitsui & Co. Ltd.	18,800	266,629	129,500	1,836,618	148,300	2,103,247
	Mizuho Financial Group, Inc.	186,800	365,868	1,190,300	2,331,331	1,377,100	2,697,199
	Morinaga Milk Industry Co. Ltd.	66,000	246,365	—	—	66,000	246,365
	Murata Manufacturing Co. Ltd.	—	—	3,300	275,101	3,300	275,101
	Namco Bandai Holdings, Inc.	—	—	2,800	60,494	2,800	60,494
	Nichii Gakkan Co.	13,800	121,722	—	—	13,800	121,722
	Nidec Corp.	—	—	10,800	610,583	10,800	610,583
	Nippon Flour Mills Co. Ltd.	—	—	88,000	490,985	88,000	490,985
	Nippon Paint Co. Ltd.	—	—	4,000	61,885	4,000	61,885
	Nippon Steel & Sumitomo Metal Corp.	—	—	216,000	566,706	216,000	566,706
	Nippon Telegraph & Telephone Corp.	8,000	443,942	44,000	2,441,682	52,000	2,885,624
	Nippon Yusen K.K.	—	—	27,000	73,184	27,000	73,184
	Nishi-Nippon City Bank Ltd. (The)	48,000	109,181	—	—	48,000	109,181
	Nitto Denko Corp.	—	—	2,700	116,900	2,700	116,900
	NKSJ Holdings, Inc.	—	—	14,800	369,243	14,800	369,243
	NSK Ltd.	—	—	8,000	84,102	8,000	84,102
	NTT DoCoMo, Inc.	16,200	258,399	—	—	16,200	258,399
	Oji Holdings Corp.	—	—	14,000	58,821	14,000	58,821
	Omron Corp.	—	—	3,600	127,492	3,600	127,492
	Otsuka Holdings Co. Ltd.	5,800	167,085	65,900	1,898,434	71,700	2,065,519
	Panasonic Corp.	—	—	180,600	1,968,552	180,600	1,968,552
	Resona Holdings, Inc.	65,400	334,390	32,800	167,707	98,200	502,097
	Rohm Co. Ltd.	—	—	1,600	76,515	1,600	76,515
	Sankyu, Inc.	49,800	189,829	—	—	49,800	189,829
	Seiko Epson Corp.	—	—	56,300	1,536,428	56,300	1,536,428
	Seino Holdings Co. Ltd.	12,000	118,605	—	—	12,000	118,605
	Sekisui Chemical Co. Ltd.	—	—	142,000	1,439,057	142,000	1,439,057
	Shimachu Co. Ltd.	6,200	136,230	—	—	6,200	136,230
	Shionogi & Co. Ltd.	—	—	5,000	87,642	5,000	87,642
	Shizuoka Gas Co. Ltd.	25,400	152,838	—	—	25,400	152,838
	Showa Shell Sekiyu K.K.	—	—	9,700	98,401	9,700	98,401
	SoftBank Corp.	4,986	371,347	—	—	4,986	371,347
	Sumitomo Corp.	15,100	196,005	18,500	240,139	33,600	436,144
	Sumitomo Metal Mining Co. Ltd.	9,000	135,941	9,000	135,941	18,000	271,882
	Sumitomo Mitsui Financial Group, Inc.	9,900	391,350	63,100	2,494,363	73,000	2,885,713
	Sumitomo Mitsui Trust Holdings, Inc.	101,998	420,303	—	—	101,998	420,303
	Suzuki Motor Corp.	—	—	5,900	152,220	5,900	152,220
	Takata Corp.	—	—	6,100	143,728	6,100	143,728
	Toagosei Co. Ltd.	33,000	138,088	—	—	33,000	138,088
	Toppan Forms Co. Ltd.	16,700	153,444	—	—	16,700	153,444
	TOTO Ltd.	—	—	130,000	1,838,897	130,000	1,838,897
	Toyota Motor Corp.	11,054	597,227	18,134	979,747	29,188	1,576,974
	Tsumura & Co.	4,300	102,207	—	—	4,300	102,207
	West Japan Railway Co.	3,900	158,156	—	—	3,900	158,156
	Yokohama Rubber Co. Ltd. (The)	31,000	276,893	—	—	31,000	276,893
			10,239,949		43,902,054		54,142,003

Liechtenstein	0.2%, 0.0%, 0.0%
	VP Bank AG	1,400	139,507	—	—	1,400	139,507

Luxembourg	0.0%, 0.0%,0.0%
	Millicom International Cellular SA, SDR	—	—	1,180	116,956	1,180	116,956

Macau	0.0%, 0.3%,0.3%						—
	MGM China Holdings Ltd.	—	—	15,600	54,509	15,600	54,509
	Wynn Macau Ltd.	—	—	218,800	865,917	218,800	865,917
			—		920,426		920,426

Malaysia	0.0%, 0.2%, 0.2%
	Kossan Rubber Industries	—	—	84,100	105,615	84,100	105,615
	Malayan Banking Bhd	—	—	72,200	219,163	72,200	219,163

	MISC Bhd*	—	—	27,500	$54,943	27,500	$54,943
	Sunway Bhd	—	—	329,400	313,437	329,400	313,437
					693,158		693,158
Mexico	0.0%, 0.3%, 0.3%
	America Movil SAB de CV (Class L Stock)	—	—	975,100	983,094	975,100	983,094

Netherlands	4.1%, 2.0%, 2.4%
	Aegon NV	18,800	$172,328	141,218	1,294,461	160,018	1,466,789
	ASML Holding NV	3,610	294,627	—	—	3,610	294,627
	ING Groep NV, CVA*	53,454	764,116	—	—	53,454	764,116
	Koninklijke Ahold NV	15,415	298,008	15,244	294,695	30,659	592,703
	Royal Dutch Shell PLC (Class A Stock)	—	—	39,954	1,579,542	39,954	1,579,542
	Royal Dutch Shell PLC (Class B Stock)	21,700	921,399	43,225	1,835,367	64,925	2,756,766
	Unilever NV, CVA	—	—	29,178	1,251,184	29,178	1,251,184
			2,450,478		6,255,249		8,705,727

New Zealand	0.6%, 0.6%, 0.6%
	Air New Zealand Ltd.	185,600	336,319	424,002	768,319	609,602	1,104,638
	Auckland International Airport Ltd.	—	—	301,428	1,032,367	301,428	1,032,367
			336,319		1,800,686		2,137,005

Norway	1.1%, 1.4%, 1.4%
	Austevoll Seafood ASA	—	—	18,428	119,370	18,428	119,370
	DNB ASA	10,900	193,208	113,082	2,004,439	123,982	2,197,647
	Gjensidige Forsikring ASA	—	—	3,313	61,085	3,313	61,085
	Leroy Seafood Group ASA	—	—	8,953	317,098	8,953	317,098
	Marine Harvest ASA	—	—	87,190	1,069,386	87,190	1,069,386
	Statoil ASA	8,300	253,029	18,541	565,230	26,841	818,259
	Yara International ASA	4,500	212,722	2,979	140,822	7,479	353,544
			658,959		4,277,430		4,936,389

Philippines	0.0%, 0.2%, 0.1%						—
	Alliance Global Group, Inc.	—	—	91,300	63,943	91,300	63,943
	First Gen Corp.	—	—	501,700	213,880	501,700	213,880
	Manila Water Co., Inc.	—	—	281,100	168,262	281,100	168,262
			—		446,085		446,085

Poland	0.0%, 0.3%, 0.2%
	Bank Pekao SA	—	—	2,348	150,696	2,348	150,696
	KGHM Polska Miedz SA	—	—	2,269	82,156	2,269	82,156
	Powszechny Zaklad Ubezpieczen SA	—	—	4,865	690,105	4,865	690,105
			—		922,957		922,957

Portugal	0.0%, 0.8%, 0.6%
	EDP-Energias de Portugal SA	—	—	474,875	2,306,779	474,875	2,306,779

Russia	0.0%, 1.0%, 0.9%	—
	Gazprom OAO, ADR	—	—	97,208	701,064	97,208	701,064
	Lukoil OAO, ADR	—	—	32,896	1,738,554	32,896	1,738,554
	Magnit OJSC, GDR, RegS	—	—	4,186	196,951	4,186	196,951
	NOVATEK OAO, GDR, RegS	—	—	1,634	168,792	1,634	168,792
	Sberbank of Russia, ADR*	—	—	46,643	390,962	46,643	390,962
			—		3,196,323		3,196,323

Singapore	0.0%, 0.7%, 0.6%
	CapitaCommercial Trust	—	—	57,000	72,945	57,000	72,945
	Mapletree Industrial Trust	—	—	255,000	293,434	255,000	293,434
	United Overseas Bank Ltd.	—	—	7,000	121,836	7,000	121,836
	Wilmar International Ltd.	—	—	639,000	1,736,684	639,000	1,736,684
			—		2,224,899		2,224,899

South Africa	0.0%, 2.6%, 2.2%
	Assore Ltd.	—	—	4,002	154,899	4,002	154,899

	AVI Ltd.	—	—	82,208	$453,599	82,208	$453,599
	Capital Property Fund	—	—	271,265	273,503	271,265	273,503
	FirstRand Ltd.	—	—	430,012	1,582,182	430,012	1,582,182
	Kumba Iron Ore Ltd., ADR	—	—	23,145	824,304	23,145	824,304
	Liberty Holdings Ltd.	—	—	5,338	64,030	5,338	64,030
	Resilient Property Income Fund Ltd.	—	—	50,357	275,848	50,357	275,848
	Sasol Ltd.	—	—	43,181	2,420,050	43,181	2,420,050
	Sibanye Gold Ltd.	—	—	416,169	1,074,978	416,169	1,074,978
	Telkom SA SOC Ltd.*	—	—	225,072	805,334	225,072	805,334
			—		7,928,727		7,928,727

South Korea	0.0%, 2.3%, 1.9%
	Chongkundang Holdings Corp.	—	—	16,163	780,443	16,163	780,443
	Cosmax BTI, Inc.	—	—	20,930	856,718	20,930	856,718
	Coway Co. Ltd.	—	—	877	69,320	877	69,320
	Dongsuh Co., Inc.	—	—	4,126	63,253	4,126	63,253
	Hanil Cement Co. Ltd.	—	—	1,109	128,055	1,109	128,055
	Hyundai Hysco Co. Ltd.	—	—	20,137	1,071,939	20,137	1,071,939
	Hyundai Steel Co.	—	—	1,181	77,384	1,181	77,384
	KT&G Corp.	—	—	1,955	156,657	1,955	156,657
	LF Corp.	—	—	11,400	296,395	11,400	296,395
	LG Electronics, Inc.	—	—	2,223	148,065	2,223	148,065
	POSCO	—	—	212	62,631	212	62,631
	Samsung Electronics Co. Ltd.	—	—	749	976,667	749	976,667
	SeAH Steel Corp.	—	—	2,680	319,364	2,680	319,364
	SK Hynix, Inc.*	—	—	50,050	1,951,624	50,050	1,951,624
	SK Telecom Co. Ltd.	—	—	308	63,773	308	63,773
			—		7,022,288		7,022,288

Spain	2.7%, 1.6%, 1.7%
	Abertis Infraestructuras SA	—	—	6,244	140,549	6,244	140,549
	ACS Actividades de Construccion y Servicios SA	—	—	43,527	1,868,367	43,527	1,868,367
	Amadeus IT Holding SA (Class A Stock)	7,638	$317,668	22,755	946,391	30,393	1,264,059
	Banco Bilbao Vizcaya Argentaria SA	33,538	413,112	—	—	33,538	413,112
	Banco Santander SA	29,000	288,424	20,005	198,963	49,005	487,387
	Red Electrica Corp. SA	—	—	1,939	159,611	1,939	159,611
	Repsol SA	17,300	465,792	—	—	17,300	465,792
	Telefonica SA	8,000	134,257	88,689	1,488,387	96,689	1,622,644
			1,619,253		4,802,268		6,421,521

Sweden	2.4%, 1.9%, 2.0%
	Alfa Laval AB	—	—	5,075	135,215	5,075	135,215
	Atlas Copco AB (Class B Stock)	—	—	6,412	174,889	6,412	174,889
	Axfood AB	—	—	8,715	463,347	8,715	463,347
	Boliden AB	8,600	131,342	—	—	8,600	131,342
	Hennes & Mauritz AB (Class B Stock)	9,229	377,770	—	—	9,229	377,770
	Investor AB (Class B Stock)*	—	—	61,231	2,371,834	61,231	2,371,834
	NCC AB (Class B Stock)	3,400	119,121	—	—	3,400	119,121
	Oriflame Cosmetics SA, SDR	5,700	145,960	—	—	5,700	145,960
	Securitas AB (Class B Stock)	12,600	152,317	—	—	12,600	152,317
	Skandinaviska Enskilda Banken AB (Class A Stock)	—	—	171,861	2,373,903	171,861	2,373,903
	Swedbank AB (Class A Stock)	8,900	238,181	14,919	399,261	23,819	637,442
	TeliaSonera AB	33,900	246,760	—	—	33,900	246,760
			1,411,451		5,918,449		7,329,900

Switzerland	8.8%, 5.5%, 6.1%
	Actelion Ltd.*	—	—	1,834	180,564	1,834	180,564
	Autoneum Holding AG	—	—	657	139,383	657	139,383
	Baloise Holding AG	2,200	267,902	—	—	2,200	267,902
	Bucher Industries AG	—	—	996	324,423	996	324,423
	Credit Suisse Group AG*	8,200	259,962			8,200	259,962
	EMS-Chemie Holding AG	—	—	186	72,577	186	72,577
	Geberit AG	—	—	5,321	1,777,162	5,321	1,777,162

	Georg Fischer AG*	400	$317,322	—	—	400	$317,322
	Julius Baer Group Ltd.*	6,789	318,000	—	—	6,789	318,000
	Lonza Group AG*	1,100	115,127	—	—	1,100	115,127
	Nestle SA	9,030	697,877	33,008	$2,551,000	42,038	3,248,877
	Novartis AG	12,537	1,089,874	61,916	5,382,517	74,453	6,472,391
	Roche Holding AG	2,687	788,221	14,373	4,216,266	17,060	5,004,487
	Swiss Life Holding AG*	1,100	271,013	—	—	1,100	271,013
	Swiss Re AG	4,200	367,252	24,119	2,108,991	28,319	2,476,243
	Swisscom AG	—	—	384	233,618	384	233,618
	UBS AG*	21,951	459,081	—	—	21,951	459,081
	Zurich Insurance Group AG*	1,000	286,759	—	—	1,000	286,759
			5,238,390		16,986,501		22,224,891

Taiwan	0.7%, 3.5%, 3.0%
	Advanced Semiconductor Engineering, Inc.	—	—	108,000	125,762	108,000	125,762
	Asia Cement China Holdings Corp.	—	—	76,500	55,619	76,500	55,619
	Asustek Computer, Inc.	—	—	12,000	124,068	12,000	124,068
	Catcher Technology Co. Ltd.	—	—	272,000	2,296,651	272,000	2,296,651
	Cathay Financial Holding Co. Ltd.	—	—	43,184	61,062	43,184	61,062
	Chimei Materials Technology Corp.	—	—	1,196,000	1,392,960	1,196,000	1,392,960
	CTBC Financial Holding Co. Ltd.	—	—	110,210	65,572	110,210	65,572
	Everlight Electronics Co. Ltd.	—	—	635,000	1,488,047	635,000	1,488,047
	Fubon Financial Holding Co. Ltd.	—	—	48,000	62,125	48,000	62,125
	Grape King Bio Ltd.	—	—	140,000	627,762	140,000	627,762
	Hey Song Corp.	—	—	94,000	98,742	94,000	98,742
	Hon Hai Precision Industry Co. Ltd.	—	—	812,000	2,332,033	812,000	2,332,033
	King Yuan Electronics Co. Ltd.	—	—	611,000	466,584	611,000	466,584
	Largan Precision Co. Ltd.	—	—	2,000	125,218	2,000	125,218
	MediaTek, Inc.	—	—	49,000	767,830	49,000	767,830
	Mega Financial Holding Co. Ltd.	—	—	79,891	61,163	79,891	61,163
	Merry Electronics Co. Ltd.	—	—	31,000	168,553	31,000	168,553
	Namchow Chemical Industrial Co. Ltd.	—	—	179,000	345,157	179,000	345,157
	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	20,492	411,889	—	—	20,492	411,889
			411,889		10,664,908		11,076,797

Thailand	0.0%,0.9%, 0.8%
	Airports of Thailand PCL	—	—	10,100	60,997	10,100	60,997
	GFPT PCL	—	—	2,366,800	1,031,269	2,366,800	1,031,269
	PTT Exploration & Production PCL	—	—	25,600	126,356	25,600	126,356
	PTT Global Chemical PCL	—	—	703,800	1,343,005	703,800	1,343,005
	Thai Vegetable Oil PCL	—	—	368,400	272,088	368,400	272,088
			—		2,833,715		2,833,715

Turkey	0.0%, 0.0%, 0.0%
	Enka Insaat ve Sanayi A/S	—	—	14,929	45,381	14,929	45,381
	KOC Holding A/S	—	—	10,705	47,971	10,705	47,971
	Koza Altin Isletmeleri A/S	—	—	3,540	35,498	3,540	35,498
			—		128,850		128,850

United Kingdom	17.3%, 12.4%, 13.2%
	Alent PLC	16,900	90,738	—	—	16,900	90,738
	AMEC PLC	8,800	183,789	—	—	8,800	183,789
	Anglo American PLC	8,700	232,577	—	—	8,700	232,577
	ARM Holdings PLC	5,477	82,895	—	—	5,477	82,895
	Ashtead Group PLC	—	—	66,770	989,272	66,770	989,272
	AstraZeneca PLC	8,200	647,261	—	—	8,200	647,261
	Aviva PLC	54,262	483,569	—	—	54,262	483,569
	BAE Systems PLC	63,500	429,606	—	—	63,500	429,606
	Barclays PLC	56,600	241,683	—	—	56,600	241,683
	Beazley PLC	31,500	130,673	—	—	31,500	130,673
	BHP Billiton PLC	—	—	99,765	3,238,792	99,765	3,238,792
	BP PLC	76,000	641,674	559,688	4,725,486	635,688	5,367,160
	British American Tobacco PLC	—	—	20,344	1,174,758	20,344	1,174,758

	BT Group PLC	42,700	$266,560	436,747	$2,726,443	479,447	$2,993,003
	Burberry Group PLC	12,458	312,872	—	—	12,458	312,872
	Cable & Wireless Communications PLC	—	—	590,698	527,505	590,698	527,505
	Capita PLC	—	—	93,959	1,722,959	93,959	1,722,959
	Centrica PLC	49,700	277,177	—	—	49,700	277,177
	Compass Group PLC	17,110	272,543	—	—	17,110	272,543
	Diageo PLC	—	—	35,768	1,095,919	35,768	1,095,919
	Dairy Crest Group PLC	24,700	192,711	—	—	24,700	192,711
	easyJet PLC	—	—	74,087	2,049,951	74,087	2,049,951
	Experian PLC	19,625	377,328	—	—	19,625	377,328
	Ferrexpo PLC	—	—	397,144	979,581	397,144	979,581
	GlaxoSmithKline PLC	8,900	245,911	51,641	1,426,862	60,541	1,672,773
	Hammerson PLC, REIT	—	—	20,996	202,633	20,996	202,633
	Home Retail Group PLC	40,400	139,594	300,617	1,038,720	341,017	1,178,314
	HSBC Holdings PLC	26,155	267,458	307,386	3,140,737	333,541	3,408,195
	Intermediate Capital Group PLC	25,000	187,644	—	—	25,000	187,644
	International Consolidated Airlines Group SA*	—	—	17,020	116,468	17,020	116,468
	ITV PLC	—	—	683,609	2,102,840	683,609	2,102,840
	J. Sainsbury PLC	53,500	303,493	322,768	1,830,990	376,268	2,134,483
	Kingfisher PLC	87,708	620,652	—	—	87,708	620,652
	Legal & General Group PLC	34,000	121,711	99,216	355,166	133,216	476,877
	Liberty Global PLC (Class A Stock)*	715	28,471	—	—	715	28,471
	Marston’s PLC	48,900	121,588	—	—	48,900	121,588
	Mondi PLC	6,900	114,704	—	—	6,900	114,704
	National Grid PLC	—	—	60,597	861,277	60,597	861,277
	Next PLC	—	—	2,581	284,739	2,581	284,739
	Old Mutual PLC	65,800	222,409	—	—	65,800	222,409
	Pearson PLC	12,496	234,323	—	—	12,496	234,323
	Prudential PLC	—	—	109,331	2,513,411	109,331	2,513,411
	Reckitt Benckiser Group PLC	7,116	574,443	10,487	846,569	17,603	1,421,012
	Rio Tinto PLC	—	—	20,940	1,138,454	20,940	1,138,454
	Rolls-Royce Holdings PLC*	12,935	229,757	—	—	12,935	229,757
	RSA Insurance Group PLC	71,100	117,824	—	—	71,100	117,824
	SABMiller PLC	6,948	378,323	—	—	6,948	378,323
	Schroders PLC	—	—	26,515	1,146,661	26,515	1,146,661
	Standard Chartered PLC	14,678	317,883	—	—	14,678	317,883
	Tesco PLC	51,800	256,612	—	—	51,800	256,612
	TUI Travel PLC	—	—	8,247	59,652	8,247	59,652
	Tullett Prebon PLC	37,100	199,416	—	—	37,100	199,416
	Unilever PLC	—	—	20,954	937,332	20,954	937,332
	Vesuvius PLC	14,800	104,392	—	—	14,800	104,392
	Vodafone Group PLC	—	—	230,088	873,550	230,088	873,550
	WM Morrison Supermarkets PLC	88,600	300,766	—	—	88,600	300,766
	WPP PLC	14,886	320,964	—	—	14,886	320,964
			10,271,994		38,106,727		48,378,721

United States	5.1%, 0.1%, 0.9%
	Accenture PLC (Class A Stock)	4,991	400,378	—	—	4,991	400,378
	Actavis, Inc.	1,957	399,874	—	—	1,957	399,874
	Carnival PLC	9,163	366,037	—	—	9,163	366,037
	Catamaran Corp.*	—	—	3,700	140,566	3,700	140,566
	Liberty Global PLC (Class C Stock)	8,750	336,262	—	—	8,750	336,262
	Lululemon Athletica, Inc.*	6,289	288,854	—	—	6,289	288,854
	MasterCard, Inc. (Class A Stock)	5,000	367,750	—	—	5,000	367,750
	Schlumberger Ltd.	4,758	483,175	—	—	4,758	483,175
	Transocean Ltd.	—	—	5,771	246,531	5,771	246,531
	Yum! Brands, Inc.	4,803	369,783	—	—	4,803	369,783
			3,012,113		387,097		3,399,210

	TOTAL COMMON STOCKS
	(cost $45,604,766, $252,009,601, $297,614,367)		57,917,405		299,623,211		357,540,616

EXCHANGE TRADED FUNDS	0.0%, 0.9%, 0.8%
United States
	iShares MSCI EAFE Index Fund(a)	—	—	32,500	$2,220,400	32,500	$2,220,400
	iShares MSCI Emerging Markets Index Fund	—	—	15,100	624,083	15,100	624,083
	TOTAL EXCHANGE TRADED FUNDS (cost $0, $2,378,451, $2,378,451)		—		2,844,483		2,844,483

PREFERRED STOCKS	0.0%, 1.1%, 0.9%
Brazil	0.0%, 1.0% ,0.8%
	Banco ABC Brasil SA (PRFC)	—	—	18,100	105,934	18,100	105,934
	Banco Bradesco SA (PRFC)	—	—	33,600	498,782	33,600	498,782
	Braskem SA (PRFC)	—	—	30,600	208,460	30,600	208,460
	Cia Paranaense de Energia (PRFC)	—	—	145,500	2,082,906	145,500	2,082,906
	Petroleo Brasileiro SA (PRFC)	—	—	28,000	206,570	28,000	206,570
			—		3,102,652		3,102,652

Germany	0.0%, 0.0%, 0.0%
	Bayerische Motoren Werke AG (PRFC)	—	—	967	95,322	967	95,322

South Korea	0.0%, 0.1%, 0.0%
	Samsung Electronics Co. Ltd. (PRFC)	—	—	131	131,731	131	131,731

United Kingdom	0.0%, 0.0%, 0.0%
	Rolls-Royce Holdings PLC (PRFC C)*(c) (cost $3,253)	1,933,352	$3,264	—	—	1,933,352	3,264
	TOTAL PREFERRED STOCKS (cost $3,253, $2,905,846, $2,909,099)		3,264		3,329,705		3,332,969

				Units		Units
RIGHTS*
Brazil	0.0%, 0.0%, 0.0%
	AMBEV SA, expiring 05/29/14	—	—	266	30	266	30

South Africa	0.0%, 0.0%, 0.0%
	Resilient Property Income Fund Ltd., expiring 05/29/14	—	—	3,301	1,522	3,301	1,522
	TOTAL RIGHTS (cost $0, $0, $0)				1,552		1,552
	TOTAL LONG-TERM INVESTMENTS (cost $45,608,019, $257,293,898, $302,901,917)				305,798,951		363,719,620
SHORT-TERM INVESTMENT	1.5%, 2.7%, 2.5%

AFFILIATED MONEY MARKET MUTUAL FUND

				Shares		Shares
	Prudential Investment Portfolios 2 - Prudential Core Taxable
	Money Market Fund (cost $880,849, $8,351,091; includes $6,934,657 of cash collateral for securities on loan, $9,231,940; includes $6,934,657 of cash collateral for securities on loan.) (b)	880,849	880,849	8,351,091	8,351,091	9,231,940	9,231,940

TOTAL INVESTMENTS	99.0%, 102.2%, 101.7% (cost $46,488,868, $265,644,989, $312,133,857;)		58,801,518		314,150,042		372,951,560
	Other assets in excess of liabilities/Liabilities in excess of other assets (d) (1.0%, (2.2%), (1.7%))		594,582		(6,794,787)		(6,200,205)
	NET ASSETS 100.0%, 100.0%, 100.0%		$59,396,100		$307,355,255		$366,751,355

The following abbreviations are used in the portfolio descriptions:

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from,

or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PRFC—Preference Shares

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

EUR- Euro

JPY- Japanese Yen

* Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,801,516; cash collateral of $6,934,657 (included with liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b) Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(c) Indicates a security or securities that have been deemed illiquid.

(d) Includes net unrealized appreciation (depreciation) on the following derivative contracts held at the reporting period end:

(e) All of the securities in the Pro Forma Prudential International Equity Fund after Reorganization are in alignment with the investment objective of the Acquiring Fund. However, securities may be transitioned at the discretion of the Portfolio Manager.

Prudential International Value Fund

Forward foreign currency exchange contracts outstanding at April 30, 2014:

				Value at
		Notional		Settlement
		Amount		Date	Current	Unrealized
Purchase Contracts	Counterparty	(000)		Payable	Value	Depreciation
Japanese Yen,
Expiring 7/07/14	State Street Bank	JPY	92,231	$911,905	$902,518	$(9,387)
Expiring 7/07/14	State Street Bank	JPY	152,265	1,496,359	1,489,975	(6,384)
Expiring 7/07/14	State Street Bank	JPY	28,936	283,396	283,151	(245)
				$2,691,660	$2,675,644	$(16,016)

				Value at
		Notional		Settlement
		Amount		Date	Current	Unrealized
Sales Contracts	Counterparty	(000)		Receivable	Value	Depreciation
Euro,
Expiring 10/28/14	State Street Bank	EUR	1,209	$1,669,226	$1,676,597	$(7,371)
Japanese Yen,
Expiring 7/07/14	State Street Bank	JPY	460,612	4,397,757	4,507,278	$(109,521)
				$6,066,983	$6,183,875	$(116,892)

Prudential International Equity did not hold any forward foreign currency exchange contracts outstanding at April 30, 2014.

Pro Forma Prudential International Equity Fund after Reorganization

Forward foreign currency exchange contracts outstanding at April 30, 2014:

				Value at
		Notional		Settlement
		Amount		Date	Current	Unrealized
Purchase Contracts	Counterparty	(000)		Payable	Value	Depreciation
Japanese Yen,
Expiring 7/07/14	State Street Bank	JPY	92,231	$911,905	$902,518	$(9,387)
Expiring 7/07/14	State Street Bank	JPY	152,265	1,496,359	1,489,975	(6,384)
Expiring 7/07/14	State Street Bank	JPY	28,936	283,396	283,151	(245)
				$2,691,660	$2,675,644	$(16,016)

				Value at
		Notional		Settlement
		Amount		Date	Current	Unrealized
Sales Contracts	Counterparty	(000)		Receivable	Value	Depreciation
Euro,
Expiring 10/28/14	State Street Bank	EUR	1,209	$1,669,226	$1,676,597	$(7,371)
Japanese Yen,
Expiring 7/07/14	State Street Bank	JPY	460,612	4,397,757	4,507,278	$(109,521)
				$6,066,983	$6,183,875	$(116,892)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

Prudential International Value Fund

The following is a summary of the inputs used as of April 30, 2014 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks
Australia	$108,470	$2,477,209	$—
Austria	—	444,757	—
Belgium	125,492	763,522	—
Brazil	138,185	—	—
Canada	310,325	—	—
China	472,816	1,100,141	—
Denmark	—	715,011	—
Finland	—	515,717	—
France	236,543	6,240,182	—
Germany	—	4,618,160	—
Hong Kong	—	2,004,316	—
Ireland	2,057	211,638	—
Israel	—	438,597	—
Italy	—	1,203,965	—
Japan	—	10,239,949	—
Liechtenstein	139,507	—	—
Netherlands	—	2,450,478	—
New Zealand	—	336,319	—
Norway	—	658,959	—
Spain	—	1,619,253	—
Sweden	—	1,411,451	—
Switzerland	—	5,238,390	—
Taiwan	411,889	—	—
United Kingdom	237,033	10,034,961	—
United States	3,012,113	—	—
Preferred Stock
United Kingdom	—	3,264	—
Affiliated Money Market Mutual Fund	880,849	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	(132,908)	—
Total	$6,075,279	$52,593,331	$—

*                 Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

Prudential International Equity Fund

The following is a summary of the inputs used as of April 30, 2014 in valuing such portfolio securities:

Prudential International Equity Fund

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks
Australia	$—	$18,469,687	$—
Austria	—	1,489,170	—

Brazil	3,743,338	—	—
Canada	21,969,497	—	—
Chile	360,131	—	—
China	288,842	12,195,836	818,881
Czech Republic	—	1,610,998	—
Denmark	—	5,459,275	—
Egypt	1,173,370	—	—
Finland	—	2,640,253	—
France	504,395	19,458,926	—
Germany	—	23,193,718	—
Greece	—	1,296,685	—
Hong Kong	—	8,665,094	—
India	3,142,790	—	—
Indonesia	—	472,941	—
Ireland	—	1,634,045	—
Israel	—	3,728,145	—
Italy	—	4,481,568	—
Japan	—	43,902,054	—
Luxembourg	—	116,956	—
Macau	—	920,426	—
Malaysia	—	693,158	—
Mexico	983,094	—	—
Netherlands	—	6,255,249	—
New Zealand	—	1,800,686	—
Norway	61,085	4,216,345	—
Philippines	—	446,085	—
Poland	—	922,957	—
Portugal	—	2,306,779	—
Russia	3,196,323	—	—
Singapore	—	2,224,899	—
South Africa	—	7,928,727	—
South Korea	156,657	6,865,631	—
Spain	—	4,802,268	—
Sweden	463,347	5,455,102	—
Switzerland	—	16,986,501	—
Taiwan	—	10,664,908	—
Thailand	1,343,005	1,490,710	—
Turkey	—	128,850	—
United Kingdom	—	38,106,727	—
United States	140,566	246,531	—
Exchange Traded Funds
United States	2,844,483	—	—
Preferred Stocks
Brazil	3,102,652	—	—
Germany	—	95,322	—
South Korea	—	131,731	—
Rights
Brazil	30	—	—
South Africa	1,522	—	—
Affiliated Money Market Mutual Fund	8,351,091	—	—
Total	$51,826,218	$261,504,943	818,881

Pro Forma Prudential International Equity Fund after Reorganization

The following is a summary of the inputs used as of April 30, 2014 in valuing such portfolio securities:

Prudential International Equity Fund

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks
Australia	$108,470	$20,946,896	$—

Austria	—	1,933,927	—
Belgium	125,492	763,522	—
Brazil	3,881,523	—	—
Canada	22,279,822	—	—
Chile	360,131	—	—
China	761,658	13,295,977	818,881
Czech Republic	—	1,610,998	—
Denmark	—	6,174,286	—
Egypt	1,173,370	—	—
Finland	—	3,155,970	—
France	740,938	25,699,108	—
Germany	—	27,811,878	—
Greece	—	1,296,685	—
Hong Kong	—	10,669,410	—
India	3,142,790	—	—
Indonesia	—	472,941	—
Ireland	2,057	1,845,683	—
Israel	—	4,166,742	—
Italy	—	5,685,533	—
Japan	—	54,142,003	—
Liechtenstein	139,507	—	—
Luxembourg	—	116,956	—
Macau	—	920,426	—
Malaysia	—	693,158	—
Mexico	983,094	—	—
Netherlands	—	8,705,727	—
New Zealand	—	2,137,005	—
Norway	61,085	4,875,304	—
Philippines	—	446,085	—
Poland	—	922,957	—
Portugal	—	2,306,779	—
Russia	3,196,323	—	—
Singapore	—	2,224,899	—
South Africa	—	7,928,727	—
South Korea	156,657	6,865,631	—
Spain	—	6,421,521	—
Sweden	463,347	6,866,553	—
Switzerland	—	22,224,891	—
Taiwan	411,889	10,664,908	—
Thailand	1,343,005	1,490,710	—
Turkey	—	128,850	—
United Kingdom	237,033	48,141,688	—
United States	3,152,679	246,531	—
Exchange Traded Funds
United States	2,844,483	—	—
Preferred Stocks
Brazil	3,102,652	—	—
Germany	—	95,322	—
South Korea	—	131,731	—
United Kingdom	—	3,264	—
Rights
Brazil	30	—	—
South Africa	1,522	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	(132,908)	—
Affiliated Money Market Mutual Fund	9,231,940
Total	$57,901,497	$314,098,274	$818,881

*                 Other financial instruments are derivative instruments not reflected in the Portfolio of investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

Prudential International Value Fund

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2014 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging	Balance Sheet	Fair	Balance Sheet	Fair
instruments, carried at fair value	Location	Value	Location	Value
Foreign exchange contracts	—	$—	Unrealized depreciation on forward foreign currency contracts	$132,908

The effects of derivative instruments on the Statement of Operations for the twelve months ended April 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging		Foreign exchange
instruments, carried at fair value	Rights*	contracts **	Total
Foreign exchange contracts	$—	$126,354	$126,354
Equity contracts	(48,128)	—	(48,128)
Total	$(48,128)	$126,354	$78,226

* Included in net realized gain (loss) on investment transactions in the Statement of Operations.

** Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments, carried at fair value	Foreign exchange contracts ***

Foreign exchange contracts	$(79,581)

*** Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the twelve months ended April 30, 2014, the average value at settlement date payable for forward foreign currency exchange purchase contracts was $2,429,450 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $8,697,662.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

	Gross Amounts of	Gross Amounts	Collateral
Counterparty	Recognized Assets(1)	Available for Offset	Received(3)	Net Amount
State Street Bank	$—	$—	$—	$—

	Gross Amounts of	Gross Amounts	Collateral
Counterparty	Recognized Liabilities(2)	Available for Offset	Pledged(3)	Net Amount
State Street Bank	$(132,908)	$—	$—	$(132,908)

(1) Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2) Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3) Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

Prudential International Equity Fund

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2014 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging	Balance Sheet	Fair	Balance Sheet	Fair
instruments, carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$1,552	—	$—

The effects of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments, carried at fair value	Futures	Rights*	Total
Equity contracts	$38,288	$454	$38,742

* Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments, carried at fair value	Futures	Rights**	Total
Equity contracts	$(40,773)	$762	$(40,011)

** Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the twelve months ended April 30, 2014, the average value at trade date for futures long positions was $1,040,529.

Pro Forma Prudential International Equity Fund after the Reorganization

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2014 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging	Balance Sheet	Fair	Balance Sheet	Fair
instruments, carried at fair value	Location	Value	Location	Value
Equity contracts	Unaffiliated investments	$1,552	—	$—
Foreign exchange contracts	—	—	Unrealized depreciation on forward foreign currency contracts	132,908
Total	$—	$1,552	$	$132,908

The effects of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments, carried at fair value	Futures	Rights*	Foreign exchange contracts **	Total
Equity contracts	$38,288	$(47,674)	$—	$(9,386)
Foreign exchange contracts	—	—	126,354	126,354
	—	—	$126,354	116,968

* Included in net realized gain (loss) on investment transactions in the Statement of Operations.

** Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments, carried at fair value	Futures	Rights***	Foreign exchange contracts ****	Total
Equity contracts	$(40,773)	$762	$—	$(40,011)
Foreign exchange contracts	—	—	(79,581)	(79,581)
	$(40,773)	$762	$(79,581)	$(119,592)

*** Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

**** Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the twelve months ended April 30, 2014, the average value at settlement date payable for forward foreign currency exchange purchase contracts was $2,429,450 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $8,697,662.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

	Gross Amounts of	Gross Amounts	Collateral
Counterparty	Recognized Assets(1)	Available for Offset	Received(3)	Net Amount
State Street Bank	$—	$—	$—	$—

	Gross Amounts of	Gross Amounts	Collateral
Counterparty	Recognized Liabilities(2)	Available for Offset	Pledged(3)	Net Amount
State Street Bank	$(132,908)	$—	$—	$(132,908)

(1) Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2) Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3) Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

Pro-Forma Statement of Assets and Liabilities for the Reorganization (unaudited)

Prudential International Equity Fund after Reorganization

Pro Forma Statement of Assets and Liabilities

as of April 30, 2014 (Unaudited)

					Pro Forma
					Prudential International
	Prudential International	Prudential International	Pro Forma		Equity Fund After
	Value Fund	Equity Fund	Adjustments		Reorganization
Assets
Unaffiliated investments at value (A)	$57,920,669	$305,798,951			$363,719,620
Affiliated Investments at value	880,849	8,351,091			9,231,940
Foreign currency, at value (cost $ 389,561 , $612,937 and $1,002,498)	394,272	615,012			1,009,284
Cash	—	392,588			392,588
Dividends and interest receivable	305,490	1,217,737			1,523,227
Receivable for investments sold	453,399	1,214,032			1,667,431
Receivable for Fund shares sold	11,251	95,751			107,002
Tax Reclaim receivable	272,386	840,057			1,112,443
Prepaid expenses	361	1,159			1,520
Total assets	60,238,677	318,526,378	—		378,765,055

Liabilities
Payable to broker for collateral for securities on loan	—	6,934,657			6,934,657
Payable for investments purchased	499,549	3,020,375			3,519,924
Unrealized depreciation on forward foreign currency exchange contracts	132,908	—			132,908
Payable for Fund shares reacquired	32,157	586,616			618,773
Accrued expenses	105,838	272,165			378,003
Management fee payable	48,352	213,502			261,854
Distribution fee payable	12,626	78,341			90,967
Affiliated transfer agent fee payable	11,147	65,467			76,614
Total liabilities	842,577	11,171,123			12,013,700

Net Assets	$59,396,100	$307,355,255			$366,751,355

Net assets were comprised of:
Common stock, at par	$25,501	$408,051	53,362	(a)	$486,914
Paid-in capital in excess of par	56,878,042	456,338,497	(53,362	)(a)	513,163,177
	56,903,543	456,746,548			513,650,091
Undistributed net investment income (Accumulated loss)	94,107	1,475,327			1,569,434
Accumulated net realized loss on investments and foreign currency transactions	(9,812,139)	(199,400,508)			(209,212,647)
Net unrealized appreciation on investments and foreign currencies	12,210,589	48,533,888			60,744,477
Net assets, April 30, 2014	$59,396,100	$307,355,255	$		$366,751,355

(A) Unaffiliated investments at cost	$880,849	$8,351,091			$9,231,940

Net Asset Value
Class A
Net assets	$36,516,668	$234,298,479	$		$270,815,147
Shares of common stock issued and outstanding	1,562,645	31,034,565	3,274,000	(b)	35,871,210
Net asset value and redemption price per share	$23.37	$7.55			$7.55
Maximum sales charge (5.50% of offering price)	1.36	0.44			0.44
Maximum offering price to public	$24.73	$7.99			$7.99

Class B
Net assets	$1,449,848	$6,029,642	$		$7,479,490
Shares of common stock issued and outstanding	65,072	830,623	134,632	(b)	1,030,327
Net asset value, offering price and redemption price per share	$22.28	$7.26			$7.26

Class C
Net assets	$4,912,703	$19,521,894	$		$24,434,597
Shares of common stock issued and outstanding	220,077	2,690,269	456,604	(b)	3,366,950
Net asset value, offering price and redemption price per share	$22.32	$7.26			$7.26

Class Z
Net assets	$16,516,881	$47,505,240	$	(a)	$64,022,121
Shares of common stock issued and outstanding	702,281	6,249,630	1,470,993	(b)	8,422,904
Net asset value, offering price and redemption price per share	$23.52	$7.60			$7.60

(a)       Change in consolidated par amount due to Reorganization.

(b)       Represents the difference between total additional shares to be issued (see Pro Forma Financial Statements - Note 2) and current Prudential International Equity  Fund shares outstanding.

Pro-Forma Statement of Operations for the Reorganization (unaudited)

Prudential International Equity Fund after Reorganization

Pro Forma Statement of Operations

For the Twelve Months Ended April 30, 2014(Unaudited)

				Pro Forma
				Prudential International
	Prudential International	Prudential International	Pro Forma	Equity Fund After
Net Investment Income	Value Fund	Equity Fund	Adjustments	Reorganization
Income
Interest	2,508,305	10,812,979	—	13,321,284
Total income	2,508,305	10,812,979	—	13,321,284

Expenses
Management fee	943,390	2,668,185	(235,825)	3,375,750
Distribution fee—Class A	89,641	683,808	17,928	791,377 (1)
Distribution fee—Class B	14,859	59,029	—	73,888
Distribution fee—Class C	48,456	189,363	—	237,819
Distribution fee—Class F	—	1,194	(1,194)	—
Distribution fee—Class X	—	2,104	(2,104)	—
Transfer agent’s fees and expenses (A)	161,000	767,000	(3,000)	925,000
Custodian’s fees and expenses	211,000	259,000	(150,000)	320,000
Reports to shareholders	37,000	107,000	(24,000)	120,000
Registration fees	52,000	62,000	(35,000)	79,000
Audit fee	29,000	35,000	(29,000)	35,000
Legal fees and expenses	19,000	21,000	(18,000)	22,000
Directors’/Trustees’ fees	13,000	17,000	(8,000)	22,000
Interest	111	3,918	—	4,029
Commitment	—	—	—	—
Insurance	1,800	4,000	(300)	5,500
Miscellaneous	32,515	76,480	(28,995)	80,000
Net expenses	1,652,772	4,956,081	(517,490)	6,091,363

Net investment income	855,533	5,856,898	517,490	7,229,921

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	14,267,194	42,313,757	—	56,580,951
Foreign currency transactions	182,807	359,755	—	542,562
Financial futures transactions	—	(288,126)	—	(288,126)
	14,450,001	42,385,386	—	56,835,387

Net change in unrealized appreciation/depreciation on:
Investments	(4,961,299)	(13,365,344)	—	(18,326,643)
Foreign currencies	(203,444)	7,315	—	(196,129)
Financial futures contracts	—	(11,672)	—	(11,672)
	(5,164,743)	(13,369,701)	—	(18,534,444)
Net gain (loss) on investments	9,285,258	29,015,685	—	38,300,943
Net Increase In Net Assets Resulting From Operations	$10,140,791	$34,872,583	$517,490	$45,530,864

(A) Affiliated transfer agent’s fees and expenses	$96,400	$286,400	$—	$382,800

(1) Prudential International Equity Fund’s distribution and service fee for Class A shares is .30% of the average daily net assets.

Notes to Pro Forma Financial Statements for the Reorganization (unaudited)

1.  Basis of Combination—The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Portfolio of Investments at April 30, 2014 and the related Pro Forma Statement of Operations (“Pro Forma Statements”) for the period ended April 30, 2014, reflect the accounts of Prudential International Equity Fund (the “Acquiring” fund) and Prudential International Value Fund (the “Target” fund), each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Target fund in exchange for shares of the Acquiring fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.  As of April 30, 2014, all of the securities held by the Target fund would comply with the compliance guidelines and restrictions of the Acquiring fund.

2.  Shares of Common Stock—The pro forma net asset value per share assumes the issuance of additional Class A, B, C, and Z shares of the Acquiring fund, which would have been issued on April 30, 2014 in connection with the proposed reorganization. Shareholders of the Target fund would become shareholders of the Acquiring fund, receiving shares of the Acquiring fund equal to the value of their holdings in the Target fund.  The amount of additional shares assumed to be issued has been calculated based on the April 30, 2014 net assets of the Target fund and the Acquiring fund, the net asset value per share are as follows:

Prudential International Equity Fund

		Net Assets of Target	Prudential International
Additional Shares Issued		Fund as of 4/30/2014	Equity Fund Per Share
Class A	4,836,645	$234,298,479	$7.55
Class B	199,704	$6,029,642	$7.26
Class C	676,681	$19,521,894	$7.26
Class Z	2,173,274	$47,505,240	$7.60

3.  Pro Forma Operations—The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for the Acquiring fund at the combined level of average net assets for the twelve months ended April 30, 2014.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.  Security Valuation––The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Funds’ valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.  Estimates—The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.  Taxes—For federal income tax purposes, each Fund is treated as a separate taxpaying entity.  It is the policy of each Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.